                 FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT

            FIRST AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 1, 2006, among COOPER-STANDARD HOLDINGS INC., a Delaware corporation (f/k/a CSA Acquisition Corp.) ("Holdings"), COOPER-STANDARD
AUTOMOTIVE INC., an Ohio corporation (the "U.S. Borrower"), COOPER-STANDARD
AUTOMOTIVE CANADA LIMITED, a corporation organized under the laws of Ontario
(the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE
BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the
"Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Holdings, the Borrowers, various Lenders, the
Administrative Agent and certain other Agents have entered into a Credit
Agreement, dated as of December 23, 2004 (the "Credit Agreement");

            WHEREAS, the U.S. Borrower desires to acquire (the "ITT Fluid
Business Acquisition") all or substantially all of the fluid handling business of ITT Industries, Inc. and its Subsidiaries (collectively, "ITT Fluid
Business") pursuant to, and in accordance with the terms of, that certain Stock and Asset Purchase Agreement (the "ITT Fluid Business Acquisition Agreement"),
dated as of December 4, 2005, between ITT Industries, Inc. (together with certain of its affiliates, collectively, the "ITT Seller") and the U.S.
Borrower, which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

            WHEREAS, in connection with the ITT Fluid Business Acquisition, the
U.S. Borrower desires to incur U.S. Borrower Incremental Term Loans denominated in U.S. Dollars and Euros under two separate tranches pursuant to Section
2.01(d) of the Credit Agreement, as amended by this Amendment;

            WHEREAS, Holdings and the Borrowers have requested certain amendments and consents to the Credit Agreement in connection with the ITT Fluid
Business Acquisition and the financing thereof as described below; and

            WHEREAS, subject to the terms and conditions of this Amendment, the
Lenders wish to grant certain consents to the Credit Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

            NOW, THEREFORE, it is agreed;

A.    Amendments and Consents to Credit Agreement.

      1.    Notwithstanding anything to the contrary contained in the Credit
Agreement, the Lenders hereby acknowledge and agree that the ITT Fluid Business
Acquisition may be effected as a Domestic Permitted Acquisition under the Credit
Agreement (and thereupon constitute a "Permitted Acquisition" and a "Domestic
Permitted Acquisition" for all purposes of the Credit Agreement), so long as:

            (i)   the sole consideration payable in respect of the ITT Fluid
      Business Acquisition (exclusive of transaction fees and expenses) shall consist of (x) cash in an amount equal to U.S.$205,000,000 (as such amount may be adjusted as provided in Article III of the ITT Fluid Business
      Acquisition Agreement) and (y) the assumption of the Assumed Liabilities
      (as defined in the ITT Fluid Business Acquisition Agreement);

            (ii)  except for the deviation from the requirements set forth in the definition of "Domestic Permitted Acquisition" contained in Section 1 of the Credit Agreement that (x) any acquired or newly-formed Subsidiary pursuant to a "Domestic Permitted Acquisition" be a Domestic Subsidiary or
      (y) the assets so acquired be acquired by a Domestic Subsidiary and be located in the United States or any State or territory thereof, and subject to Section 98 of this Amendment, the ITT Fluid Business
      Acquisition shall otherwise be effected as a "Domestic Permitted
      Acquisition" and a "Permitted Acquisition" in accordance with all applicable terms of (and meet all applicable requirements for a Permitted
      Acquisition under) the Credit Agreement (including, without limitation,
      Sections 9.12 and 9.13 thereof and the delivery of the officer's certificate required by clause (i) of the first sentence of the definition of "Permitted Acquisition" contained in Section 1 of the Credit Agreement
      (as amended hereby));

            (iii) on or prior to the First Amendment Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the ITT Fluid Business Acquisition Agreement and all other material documents entered into in connection with the ITT Fluid Business
      Acquisition (the "ITT Fluid Business Acquisition Documents"), certified as such by an officer of the U.S. Borrower;

            (iv)  on the First Amendment Effective Date, (x) all ITT Fluid
      Business Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (y) each of the conditions precedent to the consummation of the ITT Fluid Business
      Acquisition as set forth in the ITT Fluid Business Acquisition Documents shall have been satisfied in all material respects, and not waived in any manner that is materially adverse to the Agents and the Required Lenders, and (z) the ITT Fluid Business Acquisition shall have been consummated in accordance with the ITT Fluid Business Acquisition Agreement; and

            (v)   no condition or circumstance shall have occurred or become known to any Agent which the Agents shall determine has had, or could reasonably be expected to have, a material adverse effect on the business, results of operations, assets or financial condition of the ITT Fluid
      Business, taken as a whole, other than as a result of (i) the execution and delivery of the ITT Fluid Business Acquisition Agreement (or the

      announcement thereof), (ii) the ITT Sellers' compliance with the terms of the ITT Fluid Business Acquisition Agreement, (iii) changes in general economic conditions (including changes in interest rates) to the extent such changes do not have a disproportionate impact on the ITT Fluid
      Business, in the industry in which the ITT Fluid Business operates to the extent such changes do not have a disproportionate impact on the ITT Fluid
      Business, in law or applicable regulations or the official interpretations thereof or in GAAP (as defined in the ITT Fluid Business Acquisition
      Agreement) or (iv) any outbreak or substantial worsening of hostilities, terrorist activities or war (whether declared or not declared) or armed conflicts.

      2.    Notwithstanding anything to the contrary contained in the Credit
Agreement or in Section 1 of Part A of this Amendment, the parties hereto hereby acknowledge and agree that the ITT Fluid Business Acquisition shall not constitute a "Domestic Permitted Acquisition" for purposes of determining compliance with the aggregate consideration requirements for future Domestic
Permitted Acquisitions set forth in Section 10.04(a) of the Credit Agreement.

      3.    The Credit Agreement Parties and the Lenders hereby agree that (i)
on the First Amendment Effective Date (as defined below) and immediately after giving effect thereto, the Convertible Portion (as defined below) of the Dollar
Facility Revolving Loan Commitment of each Lender whose name is set forth on
Annex I hereto shall automatically (and without further action) be converted into, and thereupon constitute, a "U.S. Borrower Dual Currency Revolving Loan
Commitment" of such Lender for all purposes of the Credit Agreement and the other Credit Documents and (ii) in connection with the foregoing, the Dollar
Facility RL Percentages (and related L/C Participation Percentages) of the remaining Dollar Facility RL Lenders (after giving effect to the reduction to the Total Dollar Facility Revolving Loan Commitment and the Dollar Facility
Revolving Loan Commitments of certain Lenders as contemplated hereby) shall be automatically adjusted at such time to give effect to such reductions. As used herein, the term "Convertible Portion" shall mean, as to any Lender, the amount set forth opposite the name of such Lender on Annex I hereto.

      4.    The definition of "Applicable Currency" appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text "or Euros"
immediately following the text "Canadian Dollars" appearing in the proviso of said definition.

      5.    The definition of "Applicable Margin" appearing in Section 1 of the
Credit Agreement is hereby amended by (i) deleting the text "Eurodollar"
appearing in clause (ii)(B) of the first sentence of said definition and inserting the text "Euro Rate" in lieu thereof and (ii) deleting the text
"Multicurrency Facility Revolving Loan, Dollar Facility Revolving Loan
Eurodollar Margin and Drawing Fee" appearing in the table in said definition and inserting the following new text in lieu thereof:

            "Multicurrency Facility Revolving Loan, U.S. Borrower Dual Currency
            Facility Revolving Loan and Dollar Facility Revolving Loan Euro Rate
            Margin and/or Drawing Fee".

      6.    The definition of "Available Currency" appearing in Section 1 of the
Credit Agreement is hereby amended by (i) deleting the text "U.S. Borrower
Incremental Term

Loans," appearing in clause (ii) of said definition, (ii) deleting the text
"and" appearing immediately prior to clause (iii) of said definition and (iii)
inserting the text ", and (iv) with respect to U.S. Borrower Dual Currency
Revolving Loans and U.S. Borrower Incremental Term Loans, U.S. Dollars and
Euros" immediately prior to the period (".") appearing at the end of said definition.

      7.    The definition of "Base Rate Loan" appearing in Section 1 of the
Credit Agreement is hereby amended by (i) inserting the text "and" immediately prior to clause (iii) of said definition and (ii) inserting the text ", U.S.
Borrower Dual Currency Facility Revolving Loan, U.S. Borrower Incremental Term
Loan" immediately following the text "Multicurrency Facility Revolving Loan"
appearing in clause (iii) of said definition.

      8.    The definition of "Borrowing" appearing in Section 1 of the Credit
Agreement is hereby amended by deleting the text "in the case of Eurodollar
Loans" appearing in said definition and inserting the text "in the case of Euro
Rate Loans" in lieu thereof.

      9.    The definition of "Business Day" appearing in Section 1 of the
Credit Agreement is hereby amended by deleting clause (ii) in said definition in its entirety and inserting the following new clause (ii) in lieu thereof:

            "(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to,
            Euro Denominated Loans or Eurodollar Loans, any day which is a
            Business Day described in clause (i) and which is also (A) a day for trading by and between banks in U.S. dollar or Euro, as the case may be, deposits in the London interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in London or
            New York City and (B) in relation to any payment in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement
            Express Transfer (TARGET) System is open and".

      10.   The definition of "CAM Exchange Percentage" appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text "or Euros"
immediately following the text "Canadian Dollars" appearing in each of clauses
(a)(i)(x), (a)(ii), (b)(i)(x) and (b)(ii) of said definition.

      11.   The definition of "Commitment" appearing in Section 1 of the Credit
Agreement is hereby amended by inserting the text ", U.S. Borrower Dual Currency
Facility Revolving Loan Commitment" immediately following the text
"Multicurrency Facility Revolving Loan Commitment" appearing in said definition.

      12.   The definition of "Consolidated EBITDA" appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing immediately prior to the text "(x) any losses of the U.S. Borrower and its
Subsidiaries" in the first sentence of said definition and inserting a comma in lieu thereof and (ii) inserting the following text immediately prior to the text
"minus (b)" appearing in the first sentence of said definition:

      "and (xi) any non-recurring Restructuring Charges actually incurred by the
      U.S. Borrower and its Subsidiaries in connection with the integration of the ITT Fluid Business during such period, so long as (w) such
      Restructuring Charges were (I) incurred after the First Amendment
      Effective Date and on or prior to December 31, 2008 and (II) deducted in the determination of Consolidated EBITDA for such period (directly or through reduction to Consolidated Net Income), (x) the aggregate amount of all such Restructuring Charges incurred and added to "Consolidated EBITDA"
      in reliance on this clause (xi) after the First Amendment Effective Date does not exceed $20,000,000, (y) the aggregate amount of all such
      Restructuring Charges added to "Consolidated EBITDA" in reliance on this clause (xi) for such period does not exceed $10,000,000 and (z) the U.S.
      Borrower shall have complied at all times with the requirements of Section
      9.01(c)(iii), requiring it to certify as to the amount and type of such
      Restructuring Costs so incurred in any Fiscal Quarter included in such period and added back to Consolidated EBITDA for such period".

      13.   The definition of "Dollar Denominated Revolving Loan" appearing in
Section 1 of the Credit Agreement is hereby amended by inserting the text ", all
U.S. Borrower Dual Currency Facility Revolving Loans denominated in U.S.
Dollars" immediately following the text "all Multicurrency Facility Revolving
Loans denominated in U.S. Dollars" appearing in said definition.

      14.   The definition of "Dollar Facility Revolving Loan Commitment"
appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text "and/or Section 3 of Part A of the First Amendment" immediately after the text "and/or 11" appearing in said definition.

      15.   The definition of "Individual RL Facility Exposures" appearing in
Section 1 of the Credit Agreement is hereby amended by inserting the text ", the
Individual U.S. Borrower Dual Currency Facility RL Exposure" immediately prior to the text "and" appearing in said definition.

      16.   The definition of "Interest Determination Date" appearing in Section
1 of the Credit Agreement is hereby amended by replacing the text "Eurodollar"
with the text "Euro Rate" each time it appears in said definition.

      17.   The definition of "Interest Period" appearing in Section 1 of the
Credit Agreement is hereby amended by deleting the text "Eurodollar" appearing in said definition and inserting the text "Euro Rate" in lieu thereof.

      18.   The definition of "Minimum Borrowing Amount" appearing in Section 1 of the Credit Agreement is hereby amended by (i) redesignating clause (v) of said definition as clause (vi) thereof and (ii) inserting the following new clause (v) after clause (iv) of said definition:

            "(v) in the case of Euro Denominated Loans, (euro)1,000,000,".

      19.   The definition of "Note" appearing in Section 1 of the Credit
Agreement is hereby amended by inserting the text "each U.S. Borrower Dual
Currency Facility Revolving Note,"

immediately following the text "each Multicurrency Facility Revolving Note,"
appearing in said definition.

      20.   The definition of "Permitted Acquisition" appearing in Section 1 of the Credit Agreement is hereby amended by (i) deleting the text "the principal amount of Indebtedness that is assumed in connection with such Permitted
Acquisition and (ii)" appearing at the beginning of clause (i) (i.e., letter
(i)) at the end of the first sentence of said definition, (ii) inserting the text "the principal amount of Indebtedness that is assumed in connection with such Permitted Acquisition and (ii)" immediately after the text "(i)" in the second sentence of said definition and (iii) inserting the text ", the Aggregate
U.S. Borrower Dual Currency Facility RL Exposure" immediately prior to the text
"and Aggregate Multicurrency Facility RL Exposure" appearing in said definition.

      21.   The definition of "Required Lenders" appearing in Section 1 of the
Credit Agreement is hereby amended by inserting the text "or Euros" immediately following the text "denominated in Canadian Dollars" appearing in the final sentence of said definition.

      22.   The definition of "Revolving Loan Commitment" appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text ", its U.S.
Borrower Dual Currency Facility Revolving Loan Commitment (if any)" immediately following the first parenthetical in said definition.

      23.   The definition of "RL Lender" appearing in Section 1 of the Credit
Agreement is hereby amended by inserting the text ", each U.S. Borrower Dual
Currency Facility RL Lender" immediately following the text "Multicurrency
Facility RL Lender" appearing in said definition.

      24.   The definition of "TL Repayment Percentage" appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text ", Euro
Denominated Incremental Term Loans" immediately following the text "Tranche A
Term Loans" appearing in the second sentence of said definition.

      25.   The definition "Total Revolving Loan Commitment" appearing in
Section 1 of the Credit Agreement is hereby amended by inserting the text ", the
Total U.S. Borrower Dual Currency Revolving Loan Commitment" immediately prior to the text "and" appearing in said definition.

      26.   The definition of "Total Unutilized Revolving Loan Commitment"
appearing in Section 1 of the Credit Agreement is hereby amended by inserting the text ", the Aggregate U.S. Borrower Dual Currency Facility RL Exposure at
such time" immediately prior to the text "and" appearing in said definition.

      27.   The definition of "Tranche" appearing in Section 1 of the Credit
Agreement is hereby amended by (i) inserting the text "U.S. Borrower Dual
Currency Facility Revolving Loans," immediately following the text
"Multicurrency Facility Revolving Loans," appearing in said definition, (ii)
deleting the text "and (y)" in the proviso in said definition and inserting the text ", (y)" in lieu thereof, and (iii) inserting the text "and (z) for the purposes of the definitions of "Supermajority Lenders" and "Majority Lenders"
and Section 13.12(a), all U.S. Borrower

Incremental Term Loans incurred on the First Amendment Effective Date (whether denominated in U.S. Dollars or Euros) shall collectively be deemed to represent a single "Tranche"" immediately prior to the period (".") appearing at the end of said definition.

      28.   The definition of "Type" appearing in Section 1 of the Credit
Agreement is hereby amended by inserting the text "a Euro Denominated Loan,"
immediately following the text "a Eurodollar Loan," appearing in said definition.

      29.   The definition of "U.S. Dollar Equivalent" appearing in Section 1 of the Credit Agreement is hereby amended by (i) inserting the text "(i)"
immediately following the text "during a calendar month" appearing in the third proviso of the first sentence of said definition and (ii) inserting the following new text immediately after the text "Multicurrency Facility Revolving
Loan Commitment," in said proviso:

            "or (ii) if the Aggregate U.S. Borrower Dual Currency Facility RL
            Exposure (for the purposes of the determination thereof, using the
            U.S. Dollar Equivalent as recalculated based on the spot exchange rate therefor as quoted in Reuters ECB Page 37 (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Administrative Agent) on the respective date of determination pursuant to this exception) would exceed 85% of the
            Total U.S. Borrower Dual Currency Facility Revolving Loan
            Commitment,".

      30.   Section 1 of the Credit Agreement is hereby further amended by (i)
deleting the definitions of "Dollar Denominated Loan" and "Domestic Permitted
Acquisition" appearing in said Section and (ii) inserting the following new definitions in the appropriate alphabetical order:

            "Aggregate U.S. Borrower Dual Currency Facility RL Exposure" shall mean, at any time, the aggregate principal amount of all U.S. Borrower
      Dual Currency Facility Revolving Loans outstanding at such time (for this purpose, using the U.S. Dollar Equivalent of the principal amount of any outstanding Euro Denominated Revolving Loans).

            "Dollar Denominated Loan" shall mean all Loans denominated in U.S.
      Dollars, which shall include each Tranche B Term Loan, each Tranche C Term
      Loan, each Incremental Term Loan made in U.S. Dollars, each Dollar
      Facility Revolving Loan, each Swingline Loan, each U.S. Borrower Dual
      Currency Facility Revolving Loan made in U.S. Dollars and each
      Multicurrency Facility Revolving Loan made in U.S. Dollars, as well as each Tranche A Term Loan, each Multicurrency Facility Revolving Loan made in Canadian Dollars, each U.S. Borrower Incremental Term Loan made in
      Euros and each U.S. Borrower Dual Currency Facility Revolving Loan made in
      Euros (in any such case) converted into U.S. Dollars in accordance with the provisions of Section 2.14.

            "Domestic Permitted Acquisition" shall mean any Permitted
      Acquisition pursuant to which (a) any acquired or newly formed Subsidiary of the U.S. Borrower is a Domestic Subsidiary of the U.S. Borrower and/or
      (b) the assets that are the subject of such Permitted Acquisition are acquired by a Domestic Subsidiary of the U.S. Borrower

      and are located in the United States or any State or territory thereof;
      provided, however, that, notwithstanding the foregoing, if a Permitted
      Acquisition involves (x) the acquisition or new formation of a Foreign
      Subsidiary of the U.S. Borrower and/or (y) the acquisition of assets by a
      Foreign Subsidiary of the U.S. Borrower or of assets located outside the
      United States or any State or territory thereof (collectively, "Foreign
      Assets"), such Permitted Acquisition shall be deemed to be a "Domestic
      Permitted Acquisition" for purposes of this Agreement, so long as (and only so long as) the aggregate fair market value of all Foreign
      Subsidiaries and all other Foreign Assets created and/or acquired in connection with such Permitted Acquisition (as reasonably determined by senior management of the U.S. Borrower) does not exceed 40% of the fair market value of all of the Subsidiaries and other assets created and/or acquired in connection with such Permitted Acquisition (as reasonably determined by senior management of the U.S. Borrower).

            "Euro Denominated Incremental Term Loans" shall mean U.S. Borrower
      Incremental Term Loans denominated in Euros at the time of the incurrence thereof.

            "Euro Denominated Loans" shall mean Euro Denominated Revolving Loans and Euro Denominated Incremental Term Loans.

            "Euro Denominated Revolving Loan" shall mean each U.S. Borrower Dual
      Currency Facility Revolving Loan denominated in Euros at the time of the incurrence thereof.

            "Euro Equivalent" shall mean, at any time for the determination thereof, the amount of Euros which could be purchased with the amount of
      U.S. Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York
      time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 2.14 or 13.22 or Section 21 of the U.S. Subsidiaries
      Guaranty (or any equivalent provision in any other Subsidiaries Guaranty), on the date of determination).

            "Euro LIBOR" shall mean, with respect to each Borrowing of Euro
      Denominated Loans, (i) the rate per annum for deposits in Euros as determined by the Administrative Agent for a period corresponding to the duration of the relevant Interest Period which appears on Reuters Page
      EURIBOR-01 (or any successor page) at approximately 11:00 A.M. (Brussels time) on the date which is two Business Days prior to the commencement of such Interest Period or (ii) if such rate is not shown on Reuters Page
      EURIBOR-01 (or any successor page), the average offered quotation to prime banks in the Euro-zone interbank market by the Administrative Agent for
      Euro deposits of amounts comparable to the principal amount of the Euro
      Denominated Loan to be made by the Administrative Agent as part of such
      Borrowing (or, if the Administrative Agent is not a Lender with respect thereto, taking the average principal amount of Euro Denominated Loans then being made by the various Lenders pursuant thereto) with maturities comparable to the Interest Period to be applicable to such Loan (rounded upward to the next whole multiple of 1/16 of 1%), determined as of 11:00
      A.M. (Brussels time) on the date which is two

      Business Days prior to the commencement of such Interest Period; provided that in the event the Administrative Agent has made any determination pursuant to Section 2.10(a)(i) in respect of Euro Denominated Loans, or in the circumstances described in clause (i) to the proviso to Section
      2.10(b) in respect of Euro Denominated Loans, Euro LIBOR determined pursuant to this definition shall instead be the rate determined by the
      Administrative Agent as the all-in-cost of funds for the Administrative
      Agent (or such other Lenders) to fund a Borrowing of Euro Denominated
      Loans with maturities comparable to the Interest Period applicable thereto.

            "Euro Rate" shall mean and include each of the Eurodollar Rate and
      Euro LIBOR.

            "Euro Rate Loan" shall mean each Eurodollar Loan and each Euro
      Denominated Loan.

            "Euros" and the designation "(euro)" shall mean the currency introduced on January 1, 1999 at the start of the third stage of European economic and monetary union pursuant to the Treaty.

            "First Amendment" shall mean the First Amendment and Consent to this
      Agreement, dated as of February 1, 2006.

            "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

            "Individual U.S. Borrower Dual Currency Facility RL Exposure" of any
      U.S. Borrower Dual Currency Facility RL Lender shall mean, at any time, the aggregate principal amount of all U.S. Borrower Dual Currency
      Revolving Loans made by such U.S. Borrower Dual Currency Facility RL
      Lender and then outstanding (for this purpose, using the U.S. Dollar
      Equivalent of the principal amount of any outstanding Euro Denominated
      Revolving Loans).

            "ITT Fluid Business Acquisition" shall have the meaning provided in the First Amendment.

            "ITT Fluid Business" shall have the meaning provided in the First
      Amendment.

            "Mandatory Cost" shall mean the cost imputed to each Lender of compliance with any reserve asset requirements of the European Central
      Bank.

            "New Information Memorandum" shall mean the Confidential Information
      Memorandum, dated January 19, 2006, relating to Holdings, the Borrowers, the ITT Fluid Business Acquisition and the related financing thereof.

            "Non-Dollar Currencies" shall mean and include Euros and Canadian
      Dollars.

            "Non-Dollar Denominated Loans" shall mean and include Euro
      Denominated Loans and Canadian Dollar Denominated Loans.

            "Repricing Transaction" shall mean, as to Term Loans of any Tranche,
      (1) the incurrence by the U.S. Borrower or any of its Subsidiaries of any
      indebtedness (including, without limitation, any new or additional term loans under this Agreement, whether incurred directly or by way of the conversion of outstanding Term Loans of such Tranche into a new tranche of replacement term loans under this Agreement) that is broadly marketed or syndicated to banks and other institutional investors in financings similar to the facilities provided for in this Agreement (i) having an
      "effective" interest rate margin or weighted average yield for the respective Type of such indebtedness that is less than the applicable rate for or weighted average yield for Term Loans of the respective Tranche and
      Type (with the comparative determinations to be made by the Administrative
      Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, upfront or similar fees or
      "original issue discount" shared with all lenders or holders of such indebtedness or Term Loans, as the case may be, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such indebtedness or Term Loans, as the case may be, and without taking into account any fluctuations in the relevant Euro Rate) and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, principal of outstanding Term Loans of such Tranche and/or (2) any reduction in the
      Applicable Margins for Term Loans of such Tranche by way of the amendment, waiver or other modification of this Agreement. Any such determination by the Administrative Agent as contemplated by preceding clause (1) shall be conclusive and binding on all Lenders holding Term Loans.

            "Total U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment" shall mean, at any time, the sum of the U.S. Borrower Dual
      Currency Facility Revolving Loan Commitments of each of the Lenders with such a Commitment at such time.

            "Treaty" means the Treaty establishing the European Community being the Treaty of Rome of March 25, 1957, as amended by the Single European
      Act 1986, the Maastricht Treaty (which was signed at Maastricht on
      February 7, 1992) and the Treaty of Amsterdam (which was signed in
      Amsterdam on October 2, 1997).

            "Unutilized U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment" with respect to any U.S. Borrower Dual Currency Facility RL
      Lender, at any time, shall mean such U.S. Borrower Dual Currency Facility
      RL Lender's U.S. Borrower Dual Currency Facility Revolving Loan Commitment
      at such time, if any, less the aggregate outstanding principal amount of all U.S. Borrower Dual Currency Facility Revolving Loans (taking the U.S.
      Dollar Equivalent of any such Loans denominated in Euros) made by such
      U.S. Borrower Dual Currency Facility RL Lender and then outstanding.

            "Updated Projections" shall have the meaning provided in Section
      8.04(g).

            "Updated Third Party Scheduled Existing Indebtedness" shall mean all
      Indebtedness of Holdings and its Subsidiaries set forth on Part C of
      Schedule V, which Part C shows, in certain instances, the aggregate principal amount thereof (and the aggregate amount of any undrawn commitments with respect thereto) and the name of the

      respective borrower and any other entity which directly or indirectly guarantees such Indebtedness.

            "U.S. Borrower Dual Currency Facility Revolving Loan" shall have the meaning provided in Section 2.01(i).

            "U.S. Borrower Dual Currency Facility Revolving Loan Commitment"
      shall mean, for each Lender, the amount set forth opposite such Lender's name on Schedule I hereto directly below the column entitled "U.S.
      Borrower Dual Currency Facility Revolving Loan Commitment", as same may be
      (x) reduced from time to time and/or terminated pursuant to Sections 4.02,
      4.03 and/or 11 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 2.13 or 13.04(b).
      The amount of the "U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment" of each Lender on the First Amendment Effective Date equals the amount set forth opposite the name of such Lender on Annex I to the
      First Amendment and represents a conversion of all or a portion of the
      Dollar Facility Revolving Loan Commitment of such Lender as contemplated by Section 3 of Part A of the First Amendment.

            "U.S. Borrower Dual Currency Facility Revolving Note" shall have the meaning provided in Section 2.05(a).

            "U.S. Borrower Dual Currency Facility RL Lender" shall mean each
      Lender which has a U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment or which has any outstanding U.S. Borrower Dual Currency
      Facility Revolving Loans.

            "U.S. Borrower Dual Currency Facility RL Percentage" of any U.S.
      Borrower Dual Currency Facility RL Lender at any time shall mean that percentage which is equal to a fraction (expressed as a percentage) the numerator of which is the U.S. Borrower Dual Currency Facility Revolving
      Loan Commitment of such U.S. Borrower Dual Currency Facility RL Lender at such time and the denominator of which is the Total U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment at such time, provided that if any such determination is to be made after the Total U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment (and the related U.S. Borrower
      Dual Currency Facility Revolving Loan Commitments of the Lenders) has (or
      have) terminated, the determination of such percentages shall be made immediately before giving effect to such termination.

      31.   Section 2.01(d) of the Credit Agreement is hereby amended by (i)
inserting the text "or Euros" immediately following the text "U.S. Dollars"
appearing in clause (ii) of said Section, (ii) redesignating clauses (v) and
(vi) of said Section as clauses (vi) and (vii), respectively, of said Section and (iii) inserting the following new clause (v) immediately following clause
(iv) of said Section:

            "(v) in the case of Incremental Term Loans denominated in Euros, shall be incurred by the U.S. Borrower and, except as hereinafter provided, at the option of the U.S. Borrower, be incurred and maintained as one or more Borrowings of Euro Denominated Incremental Term Loans;".

      32.   Section 2.01 of the Credit Agreement is hereby further amended by inserting the following new clause (i) at the end of said Section:

            "(i)  U.S. Borrower Dual Currency Facility Revolving Loans. Subject
      to and upon the terms and conditions set forth herein, each U.S. Borrower
      Dual Currency Facility RL Lender severally agrees to make, at any time and from time to time on or after the First Amendment Effective Date and prior to the Revolving Loan Maturity Date, a revolving loan or revolving loans to the U.S. Borrower (each, a "U.S. Borrower Dual Currency Facility
      Revolving Loan" and, collectively, the "U.S. Borrower Dual Currency
      Facility Revolving Loans"), which U.S. Borrower Dual Currency Facility
      Revolving Loans:

                  (i)   shall (subject to Section 2.14) be made and maintained
            in the respective Available Currency elected by the U.S. Borrower;

                  (ii)  except as hereafter provided, shall, at the option of the U.S. Borrower, be incurred and maintained as, and/or converted into, one or more Borrowings of Base Rate Loans, Eurodollar Loans or
            Euro Denominated Revolving Loans, provided that except as otherwise specifically provided in Section 2.10(b), all U.S. Borrower Dual
            Currency Facility Revolving Loans made as part of the same Borrowing shall at all times consist of U.S. Borrower Dual Currency Facility
            Revolving Loans of the same Type;

                  (iii) may be repaid and reborrowed in accordance with the
            provisions hereof;

                  (iv)  shall not be made (and shall not be required to be made)
            by any U.S. Borrower Dual Currency Facility RL Lender in any
            instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this
            Agreement) would cause the Individual U.S. Borrower Dual Currency
            Facility RL Exposure of such U.S. Borrower Dual Currency Facility RL
            Lender to exceed the amount of its U.S. Borrower Dual Currency
            Facility Revolving Loan Commitment at such time; and

                  (v)   shall not be made (and shall not be required to be made)
            by any U.S. Borrower Dual Currency Facility RL Lender if the making of same would cause the Aggregate U.S. Borrower Dual Currency
            Facility RL Exposure (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) to exceed the
            Total U.S. Borrower Dual Currency Facility Revolving Loan Commitment
            as then in effect.".

      33.   Section 2.01(e) of the Credit Agreement is hereby amended by deleting the text "denominated in U.S. Dollars" appearing in clause (ii) of said
Section.

      34.   Section 2.01(f) of the Credit Agreement is hereby amended by inserting the text "and U.S. Borrower Dual Currency Facility Revolving Loans"
immediately following the text "Multicurrency Facility Revolving Loans"
appearing in the first parenthetical of said Section.

      35.   Section 2.02 of the Credit Agreement is hereby amended by deleting the text "Eurodollar" appearing in clause (x) of the second sentence of said
Section and inserting the text "Euro Rate" in lieu thereof.

      36.   Section 2.03(a) of the Credit Agreement is hereby amended by (i)
deleting the text "Eurodollar Loans or Bankers' Acceptance Loans to be made hereunder," appearing immediately prior to the proviso appearing in the first sentence of said Section and inserting the text "Euro Rate Loan or Bankers'
Acceptance Loan to be made hereunder" in lieu thereof, (ii) inserting the text
", U.S. Borrower Dual Currency Facility Revolving Loans" immediately prior to the text "or" in clause (iii) of the second sentence of said Section, (iii)
redesignating clause (v) of the second sentence of said Section as clause (vi)
thereof and (iv) inserting the following new clause (v) immediately prior to the text "and" appearing at the end of clause (iv) of the second sentence of said
Section:

      "(v) in the case of Euro Denominated Incremental Term Loans, the Interest
      Period to be initially applicable thereto,".

      37.   Section 2.04 of the Credit Agreement is hereby amended by (i)
inserting the text ", in Euros (in the case of Euro Denominated Loans)"
immediately following the first parenthetical appearing in the second sentence of said Section and (ii) by deleting the parenthetical in clause (i) of the penultimate sentence of said Section and inserting the following new parenthetical in lieu thereof:

      "(or, (x) in the case of Canadian Dollar Denominated Loans, the cost to the Administrative Agent of acquiring overnight funds in Canadian Dollars or (y) in the case of Euro Denominated Loans, the cost to the
      Administrative Agent of acquiring overnight funds in Euros)".

      38.   Section 2.05(a) of the Credit Agreement is hereby amended by (i)
inserting the text ", U.S. Borrower Dual Currency Facility Revolving Loans"
immediately prior to the text "and" appearing in the second parenthetical of said Section, (ii) deleting the text "and" appearing immediately prior to clause
(vii) of said Section and (iii) inserting the following new clause (viii) at the end of said Section:

      "and (viii) if U.S. Borrower Dual Currency Facility Revolving Loans, by a
      promissory note duly executed and delivered by the U.S. Borrower substantially in the form of Exhibit B-9, with blanks appropriately completed in conformity herewith (each, a "U.S. Borrower Dual Currency
      Facility Revolving Note" and, collectively, the "U.S. Borrower Dual
      Currency Facility Revolving Notes")".

      39.   Section 2.05(e) of the Credit Agreement is hereby amended by (i)
inserting the text ", Euros" immediately following the text "U.S. Dollars" each time it appears in said Section and (ii) deleting the text "or Eurodollar Loans"
appearing in clause (v) of said Section and inserting the text ", Eurodollar
Loans or Euro Denominated Loans" in lieu thereof.

      40.   Section 2.05 of the Credit Agreement is hereby further amended by inserting the following new clause (k) at the end of said Section:

            "(k) The U.S. Borrower Dual Currency Facility Revolving Note issued to each U.S. Borrower Dual Currency Facility RL Lender shall (i) be executed by the U.S. Borrower, (ii) be payable to the order of such U.S.
      Borrower Dual Currency Facility RL Lender (or an affiliate designated by such U.S. Borrower Dual Currency Facility RL Lender) or its registered assigns and be dated the First Amendment Effective Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in U.S. Dollars) equal to the U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment of such U.S. Borrower Dual
      Currency Facility RL Lender on the date of issuance thereof (or, if issued after the termination of such U.S. Borrower Dual Currency Facility
      Revolving Loan Commitment, in an amount equal to the Individual U.S.
      Borrower Dual Currency Facility RL Exposure of the respective U.S.
      Borrower Dual Currency Facility RL Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the
      U.S. Borrower Dual Currency Facility Revolving Note of any U.S. Borrower
      Dual Currency Facility RL Lender would not be at least as great as the outstanding principal amount (taking the U.S. Dollar Equivalent of all
      Euro Denominated Revolving Loans evidenced thereby) of the U.S. Borrower
      Dual Currency Facility Revolving Loans made by such U.S. Borrower Dual
      Currency Facility RL Lender at any time outstanding, the respective U.S.
      Borrower Dual Currency Facility RL Lender may request (and in such case the U.S. Borrower shall promptly execute and deliver) a new U.S. Borrower
      Dual Currency Facility Revolving Note in an amount equal to the aggregate principal amount (taking the U.S. Dollar Equivalent of all Euro
      Denominated Revolving Loans evidenced thereby) of the U.S. Borrower Dual
      Currency Facility Revolving Loans of such U.S. Borrower Dual Currency
      Facility RL Lender outstanding on the date of the issuance of such new
      U.S. Borrower Dual Currency Facility Revolving Note, (iv) with respect to each U.S. Borrower Dual Currency Facility Revolving Loan evidenced thereby, be payable (subject to Section 2.14) in the respective Available
      Currency in which such U.S. Borrower Dual Currency Facility Revolving Loan was made, provided that the obligations with respect to each Euro
      Denominated Revolving Loan evidenced thereby shall be subject to conversion into Dollar Denominated Loans as provided in (and in the circumstances contemplated by) Section 2.14, (v) mature on the Revolving
      Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 2.08 in respect of the Base Rate Loans, Eurodollar Loans or Euro Denominated Revolving Loans, as applicable, evidenced thereby,
      (vii) be subject to voluntary prepayment as provided in Section 5.01 and mandatory repayment as provided in Section 5.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.".

      41.   Section 2.07 of the Credit Agreement is hereby amended by (i)
inserting the text ", U.S. Borrower Dual Currency Facility Revolving Loans"
immediately following the text "Multicurrency Facility Revolving Loans"
appearing in the first sentence of said Section and (ii) inserting the text ",
U.S. Borrower Dual Currency Facility RL Percentages" immediately following the text "Multicurrency Facility RL Percentages" appearing in the first sentence of said Section.

      42.   Section 2.08(a) of the Credit Agreement is hereby amended by (i)
inserting the text ", U.S Borrower Dual Currency Facility Revolving Loans"
immediately following the text "U.S. Borrower Incremental Term Loans" appearing in said Section and (ii) inserting the text "or Euro Denominated Loan"
immediately following the text "conversion of any Canadian Dollar Denominated
Loan" appearing in said Section.

      43.   Section 2.08(b) of the Credit Agreement is hereby amended by inserting the text ", U.S Borrower Dual Currency Facility Revolving Loans"
immediately following the text "U.S. Borrower Incremental Term Loans" appearing in said Section.

      44.   Section 2.08(d) of the Credit Agreement is hereby amended by (i)
redesignating clause (2) of said Section as clause (3) thereof and (ii)
inserting the following new clause (2) immediately after to the text "Prime
Rate, each as in effect from time to time," appearing in said Section:

      "(2) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Euro Denominated Loans, equal to 2% per annum in excess of the Applicable Margin for Euro Rate Loans as in effect from time to time plus Euro LIBOR for such successive periods not exceeding one month as the Administrative Agent may determine from time to time in respect of amounts comparable to the amount not paid plus any
      Mandatory Costs,".

      45.   Section 2.08(e) of the Credit Agreement is hereby amended by deleting the text "Eurodollar Loan" appearing in said Section and inserting the text "Euro Rate Loan" in lieu thereof.

      46.   Section 2.08(g) of the Credit Agreement is hereby amended by deleting the text "Eurodollar Rate" appearing in said Section and inserting the text "relevant Euro Rate" in lieu thereof.

      47.   Section 2.08 of the Credit Agreement is hereby further amended by inserting the following new clause (h) at the end of said Section:

            "(h)  The U.S. Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Euro Denominated Loan made to it from the date of the Borrowing thereof until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant Applicable Margin as in effect from time to time plus Euro LIBOR for such Interest Period plus any Mandatory Costs.".

      48.   Section 2.09 of the Credit Agreement is hereby amended by (i)
deleting the text "Eurodollar" in each place it appears in said Section and inserting the text "Euro Rate" in lieu thereof and (ii) deleting the final two sentences appearing at the end of said Section and inserting the following new text in lieu thereof:

      "With respect to any Euro Rate Loan, at the end of any Interest Period
      applicable to a Borrowing thereof, the U.S. Borrower or the Canadian
      Borrower, as applicable, may elect to split the respective Borrowing under a single Tranche into two or more Borrowings of

      the same Type under such Tranche or combine two or more Borrowings of the same Type under a single Tranche into a single Borrowing under such
      Tranche, in each case, by having an Authorized Officer of the relevant
      Borrower give notice thereof together with its election of one or more
      Interest Periods, in each case so long as each resulting Borrowing (x) has an Interest Period which complies with the foregoing requirements of this
      Section 2.09, (y) has a principal amount which is not less than the
      Minimum Borrowing Amount applicable to Borrowings of the respective Type and Tranche, and (z) does not cause a violation of the requirements of
      Section 2.02. If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the U.S. Borrower or the Canadian
      Borrower, as applicable, has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, the relevant Borrower shall be deemed to have elected, (x)
      if Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) if Euro Denominated Loans, to select a one-month Interest Period for such Euro Denominated Loans, in any such case effective as of the expiration date of such current Interest Period.".

      49.   Section 2.10(a) of the Credit Agreement is hereby amended by (i)
deleting the text "interbank Eurodollar market" each time it appears in said
Section and inserting the text "applicable interbank market" in lieu thereof,
(ii) deleting the text "Eurodollar Loans" from clause (ii) of said Section and
"Eurodollar Loan" from clause (iii) of said Section and inserting the text "Euro
Rate Loans" and "Euro Rate Loan", respectively, in lieu thereof, (iii) deleting the text "Eurodollar Rate" appearing in clause (i) of said Section and inserting the text "Euro Rate" in lieu thereof, (iv) deleting clause (iv) of said Section in its entirety and inserting the following new clause (iv) in lieu thereof:

            "(iv) at any time that Bankers' Acceptance Loans are not available or Euros are not available in sufficient amounts, as determined in good faith by the Administrative Agent, acting reasonably, to fund any
      Borrowing of Bankers' Acceptance Loans or Euro Denominated Loans, as the
      case may be, requested pursuant to Section 2.01;",

            (v) inserting the text "(A)" immediately following the text "above,"
      appearing in clause (w) of the second sentence of said Section, (vi)
      inserting the text "and (B) in the event that any Euro Denominated Loan is so affected, Euro LIBOR shall be determined on the basis provided in the proviso to the definition of Euro LIBOR" at the end of clause (w) of said
      Section, and (vii) deleting clause (z) of said Section in its entirety and inserting the following new clause (z) in lieu thereof:

      "(z) in the case of clause (iv) above, Non-Dollar Denominated Loans denominated in the affected Non-Dollar Currency (exclusive of any such
      Non-Dollar Denominated Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the respective Borrower or Borrowers and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or notice pursuant to Section
      2.03(b)(i) given by the respective Borrower or Borrowers with respect to such Non-Dollar Denominated Loans which have not been incurred shall be deemed rescinded by such Borrower or Borrowers".

      50.   Section 2.10(b) of the Credit Agreement is hereby amended by (i)
deleting the text "Eurodollar Loan" the first four times it appears in said
Section and inserting the text "Euro Rate Loan" in lieu thereof, (ii) inserting the text "(A) in the case of a Eurodollar Loan," immediately following the text
"Administrative Agent," appearing in clause (y) of said Section, (iii) inserting the text "and (B) in the case of any Euro Denominated Loan, repay all outstanding Borrowings which include such affected Euro Denominated Loan in full in accordance with the applicable requirements of Section 5.01" immediately prior to the proviso of said Section and (iv) deleting the proviso at the end of said Section and inserting the following new proviso in lieu thereof:

      "provided that, (i) if the circumstances described in Section 2.10(a)(iii)
      apply to any Euro Denominated Loan, the U.S. Borrower may, in lieu of taking the actions described above, maintain such Euro Denominated Loan outstanding, in which case, the Euro LIBOR shall be determined on the basis provided in the proviso to the definition of Euro LIBOR unless the maintenance of such Euro Denominated Loan outstanding on such basis would not stop the conditions described in Section 2.10(a)(iii) from existing
      (in which case the actions described above, without giving effect to this proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.10(b)".

      51.   Section 2.10 of the Credit Agreement is hereby further amended by inserting the following new clause (d) at the end of said Section:

            "(d) For the avoidance of doubt, nothing in this Section 2.10 shall require any Credit Agreement Party to pay any Lender any amount for which such Lender is compensated by way of the payment of Mandatory Costs.".

      52.   Section 2.11 of the Credit Agreement is hereby amended by (i)
deleting the text "Eurodollar Loans" each place it appears in said Section and inserting the text "Euro Rate Loans" in lieu thereof and (ii) inserting the text
"or realignment" immediately after the text "or conversion" appearing in clause
(ii) of the first sentence of said Section.

      53.   Section 2.12(a) of the Credit Agreement is hereby amended by deleting the text "Canadian Dollar Denominated Loans" appearing in the first sentence of said Section and inserting the text "Non-Dollar Denominated Loans"
in lieu thereof.

      54.   Section 2.13 of the Credit Agreement is hereby amended by (i)
deleting the text "and" appearing at the end of clause (ii) of the proviso appearing in the first sentence of said Section, (ii) deleting the period (".")
at the end of clause (iii) of the proviso appearing in the first sentence of said Section and inserting the text "; and" in lieu thereof, (iii) inserting the following new clause (iv) immediately following clause (iii) of the proviso appearing in the first sentence of said Section:

            "(iv) if the respective Replaced Lender has a related U.S. Borrower
      Dual Currency Facility RL Lender, or if the Replaced Lender is a U.S.
      Borrower Dual Currency Facility RL Lender which has a related Lender, all of the actions specified above in this Section 2.13 shall be taken with respect to both the respective Lender and

      U.S. Borrower Dual Currency Facility RL Lender (who shall be treated collectively as a Replaced Lender).",

(iv) inserting the text ", U.S. Borrower Dual Currency Facility Revolving Loan
Commitment" immediately following the text "Multicurrency Facility Revolving
Loan Commitment" appearing in the penultimate sentence of said Section and (v)
inserting the text ", the U.S. Borrower Dual Currency Facility RL Percentages"
immediately following the text "Multicurrency Facility RL Percentages" appearing in the penultimate sentence of said Section.

      55.   Section 2.14(a) of the Credit Agreement is hereby amended by (i)
deleting the text "Canadian Dollar Denominated" each time it appears in said
Section and inserting the text "Non-Dollar Denominated" in lieu thereof and (ii)
deleting the text "Canadian Borrower" appearing at the end of clause (i) of the first sentence of said Section and inserting the text "respective Borrower" in lieu thereof.

      56.   Section 2.14(j) of the Credit Agreement is hereby amended by deleting the text "Canadian Dollar" appearing in clause (ii) of the first sentence of said Section and inserting the text "Non-Dollar" in lieu thereof.

      57.   Section 2.15(a) of the Credit Agreement is hereby amended by (i)
inserting the text "or Euros" immediately following the text "denominated in
U.S. Dollars" appearing in clause (iii) of said Section, (ii) inserting the text
"or, (euro)20,000,000, in the case of Incremental Term Loan Commitments denominated in Euros" immediately following the text "Canadian Dollars"
appearing in clause (iv) of said Section, (iii) deleting clause (v) of said
Section in its entirety and inserting the following new clause (v) in lieu thereof:

      "(v) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to this Section 2.15 on and after the First Amendment
      Effective Date (exclusive of U.S.$215,000,000 of Incremental Term Loan
      Commitments made available on such date and taking the U.S. Dollar
      Equivalent of any Incremental Term Loan Commitments denominated in
      Canadian Dollars or Euros) shall not exceed U.S.$150,000,000 (provided that at no time may the sum of (x) the aggregate amount of all Incremental
      Term Loan Commitments provided pursuant to this Section 2.15 on and after the First Amendment Effective Date (exclusive of U.S.$215,000,000 of
      Incremental Term Loan Commitments made available on such date and taking the U.S. Dollar Equivalent of any Incremental Term Loan Commitments
      denominated in Canadian Dollars or Euros) and (y) the aggregate principal amount of Additional Senior Subordinated Notes issued pursuant to Section
      10.01(a)(xiii) and outstanding at such time, exceed U.S.$300,000,000)".

and (iv) inserting the text "or Euros" immediately after the text "U.S. Dollars"
in each place such text appears in sub-clause (II) of the proviso appearing in clause (viii) of said Section.

      58.   Section 2.15(c) of the Credit Agreement is hereby amended by deleting the text "Eurodollar Loans" in each place it appears in the second and third sentences of said Section and inserting the text "Euro Rate Loans" in lieu thereof.

      59.   Section 4.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
4.01(a) in lieu thereof:

            "(a) (x) The Canadian Borrower agrees to pay to the Administrative
      Agent for distribution to each Non-Defaulting Lender with a Multicurrency
      Facility Revolving Loan Commitment a commitment commission, in U.S.
      Dollars, for the period from the Effective Date to but excluding the
      Revolving Loan Maturity Date (or such earlier date as the Total
      Multicurrency Facility Revolving Loan Commitment shall have been terminated), computed at a rate equal to 0.50% per annum on the daily average Unutilized Multicurrency Facility Revolving Loan Commitment of
      such Non-Defaulting Lender as in effect from time to time, (y) the U.S.
      Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Dollar Facility Revolving Loan
      Commitment a commitment commission, in U.S. Dollars, for the period from the Effective Date to but excluding the Revolving Loan Maturity Date (or such earlier date as the Total Dollar Facility Revolving Loan Commitment shall have been terminated), computed at a rate equal to 0.50% per annum on the daily average Unutilized Dollar Facility Revolving Loan Commitment of such Non-Defaulting Lender as in effect from time to time and (z) the
      U.S. Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a U.S. Borrower Dual Currency Facility
      Revolving Loan Commitment a commitment commission, in U.S. Dollars, for the period from the First Amendment Effective Date to but excluding the
      Revolving Loan Maturity Date (or such earlier date as the Total U.S.
      Borrower Dual Currency Facility Revolving Loan Commitment shall have been terminated), computed at a rate equal to 0.50% per annum on the daily average Unutilized U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment of such Non-Defaulting Lender as in effect from time to time
      (with all commitment commissions payable as described in this clause (a)
      being herein referred to as "RL Commitment Commission"). Accrued RL
      Commitment Commission shall be due and payable, in U.S. Dollars, quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan
      Maturity Date or (i) in the case of RL Commitment Commission payable pursuant to preceding clause (x), such earlier date upon which the Total
      Multicurrency Facility Revolving Loan Commitment is terminated, (ii) in the case of RL Commitment Commission payable pursuant to preceding clause
      (y), such earlier date upon which the Total Dollar Facility Revolving Loan
      Commitment is terminated and (iii) in the case of RL Commitment Commission payable pursuant to preceding clause (z), such earlier date upon which the
      Total U.S. Borrower Dual Currency Facility Revolving Loan Commitment is
      terminated.".

      60.   Section 4.01 of the Credit Agreement is hereby further amended by inserting the following new clause (i) at the end of said Section:

            "(i) At the time of the consummation of a Repricing Transaction that is consummated prior to the first anniversary of the First Amendment
      Effective Date, the U.S. Borrower agrees to pay to the Administrative
      Agent, for the ratable account of each Lender with outstanding Term Loans of any Tranche subject to such Repricing Transaction (including each
      Lender that withholds its consent to such Repricing Transaction and is replaced or is removed as a Lender under Section 2.13 or 5.01(vii), as the case may be), a fee equal to 1.0% (x) in the case of a Repricing
      Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction and

      (y) in the case of a Repricing Transaction of the type described in clause
      (2) of the definition thereof, the aggregate principal amount of all Term
      Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. The fees described above in this Section 4.01(i) shall be due and payable upon the date of the effectiveness of such Repricing Transaction.".

      61.   Section 4.02 of the Credit Agreement is hereby amended by deleting clauses (a), (b) and (c) of said Section in their entirety and inserting the following new clauses (a), (b) and (c) in lieu thereof:

            "(a) Upon at least three Business Days' prior notice from an
      Authorized Officer of Holdings to the Administrative Agent at its Notice
      Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), Holdings shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total
      Unutilized Revolving Loan Commitment at such time, in whole or in part, in aggregate minimum amounts of at least U.S.$1,000,000 in the case of partial reductions, with the amount of each reduction pursuant to this
      Section 4.02(a) to apply to reduce, on a pro rata basis (based upon the relative amounts of the Total Multicurrency Facility Revolving Loan
      Commitment, the Total U.S. Borrower Dual Currency Facility Revolving Loan
      Commitment and the Total Dollar Facility Revolving Loan Commitment, in
      each case as in effect before giving effect to the respective reduction), the Total Multicurrency Facility Revolving Loan Commitment, the Total U.S.
      Borrower Dual Currency Revolving Loan Commitment and the Total Dollar
      Facility Revolving Loan Commitment, provided that no such reduction shall be permitted to be made pursuant to this Section 4.02(a) if the effect thereof is to cause either (x) the Aggregate Multicurrency Facility RL
      Exposure to exceed the Total Multicurrency Facility Revolving Loan
      Commitment after giving effect to the reduction thereto pursuant to this
      Section 4.02(a), (y) the Aggregate Dollar Facility RL Exposure to exceed the Total Dollar Facility Revolving Loan Commitment after giving effect to the reduction thereto pursuant to this Section 4.02(a) or (z) the
      Aggregate U.S. Borrower Dual Currency Facility RL Exposure to exceed the
      Total U.S. Borrower Dual Currency Facility Revolving Loan Commitment after giving effect to the reduction thereto pursuant to this Section 4.02(a).
      Each reduction to (x) the Total Multicurrency Facility Revolving Loan
      Commitment pursuant to this Section 4.02(a) shall apply to proportionately and permanently reduce the Multicurrency Facility Revolving Loan
      Commitment of each Multicurrency Facility RL Lender (based on their respective Multicurrency Facility RL Percentages), (y) the Total Dollar
      Facility Revolving Loan Commitment pursuant to this Section 4.02(a) shall apply to proportionally and permanently reduce the Dollar Facility
      Revolving Loan Commitment of each Dollar Facility RL Lender (based on their respective Dollar Facility RL Percentages) and (z) the Total U.S.
      Borrower Dual Currency Facility Revolving Loan Commitment pursuant to this
      Section 4.02(a) shall apply to proportionally and permanently reduce the
      U.S. Borrower Dual Currency Facility Revolving Loan Commitment of each
      U.S. Borrower Dual Currency Facility RL Lender (based on their respective
      U.S. Borrower Dual Currency Facility RL Percentages).

            (b) In the event of certain refusals by a Lender as provided in
      Sections 5.01 and 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, Holdings may, subject to the applicable requirements of said Sections 5.01 and 13.12(b), upon five
      Business Days' prior written notice to the Administrative Agent at its
      Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) terminate the Multicurrency Facility
      Revolving Loan Commitment, if any, the U.S. Borrower Dual Currency
      Facility Revolving Loan Commitment, if any, and/or the Dollar Facility
      Revolving Loan Commitment, if any, of such Lender, so long as (x) all
      Loans, together with accrued and unpaid interest, Fees and all other amounts, owing to such Lender (excluding amounts owing in respect of Loans of any Tranche maintained by such Lender which are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts) and (y) after giving effect to such termination (and the adjustments to the Multicurrency
      Facility RL Percentages, U.S. Borrower Dual Currency Facility RL
      Percentages, Dollar Facility RL Percentages and/or related L/C
      Participation Percentages of the remaining Lenders as contemplated below), none of the Individual Multicurrency Facility RL Exposure, the Individual
      U.S. Borrower Dual Currency Facility RL Exposure or the Individual Dollar
      Facility RL Exposure of any remaining Lender shall exceed its
      Multicurrency Facility Revolving Loan Commitment, U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment or Dollar Facility Revolving
      Loan Commitment, as the case may be. After giving effect to the termination of the Commitments of any Lender pursuant to the provisions of this Section 4.02(b), unless the respective Lender continues to have outstanding Term Loans or other Commitments (if any) hereunder, such
      Lender shall no longer constitute a "Lender" for purposes of this
      Agreement, except with respect to indemnifications under this Agreement
      (including, without limitation, Sections 2.10, 2.11, 3.06, 5.04, 13.01 and
      13.06), which shall survive as to such repaid Lender. In cases where the
      Multicurrency Facility Revolving Loan Commitment, the U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment and/or the Dollar Facility
      Revolving Loan Commitment of any Lender is terminated pursuant to this
      Section 4.02(b), except in cases where the respective Commitments are replaced in full, after giving effect to the termination of any such
      Commitments of a given Lender pursuant to this Section 4.02(b), there shall occur automatic adjustments (as determined by the Administrative
      Agent) in the Multicurrency Facility RL Percentages, the U.S. Borrower
      Dual Currency Facility RL Percentages and/or Dollar Facility RL
      Percentages, as the case may be (and as a result thereof in the related
      L/C Participation Percentages) of the remaining Multicurrency Facility RL
      Lenders, U.S. Borrower Dual Currency Facility RL Lenders and/or Dollar
      Facility RL Lenders, as the case may be, after giving effect to the modifications to the Multicurrency Facility RL Percentages, U.S. Borrower
      Dual Currency Facility RL Percentages and Dollar Facility RL Percentages
      of the various remaining Lenders as a result of the termination of the
      Multicurrency Facility Revolving Loan Commitment, the U.S. Borrower Dual
      Currency Facility Revolving Loan Commitment and/or Dollar Facility
      Revolving Loan Commitment, as the case may be, of the respective Replaced
      Lender.

            (c)   In connection with any reduction or termination of the Total
      Unutilized Revolving Loan

      Commitment and/or the Multicurrency Facility Revolving Loan Commitment
      and/or the U.S. Borrower Dual Currency Facility Revolving Loan Commitment
      and/or the Dollar Facility Revolving Loan Commitment of any Lender
      pursuant to this Section 4.02 and Section 4.03, as the case may be, each of the U.S. Borrower and the Canadian Borrower hereby irrevocably authorizes Holdings to take all necessary action, in the name of the U.S.
      Borrower or the Canadian Borrower, as the case may be, as described in this Section 4.02 or Section 4.03 in order to effect the reduction or termination of the Total Unutilized Revolving Loan Commitment and/or the
      Multicurrency Facility Revolving Loan Commitment and/or the U.S. Borrower
      Dual Currency Facility Revolving Loan Commitment and/or the Dollar
      Facility Revolving Loan Commitment of such Lender in accordance with the provisions of this Section 4.02 or Section 4.03, as the case may be.".

      62.   Section 4.03(e) of the Credit Agreement is hereby amended by inserting the text ", the U.S. Borrower Dual Currency Facility Revolving Loan
Commitment" immediately following the text "Multicurrency Facility Revolving
Loan Commitment" appearing in said Section.

      63.   Section 4.03(g) of the Credit Agreement is hereby amended by (i)
inserting the text ", the Total U.S. Borrower Dual Currency Facility Revolving
Loan Commitment" immediately following the text "Total Multicurrency Facility
Revolving Loan Commitment" appearing in said Section and (ii) inserting the text
", the U.S. Borrower Dual Currency Facility Revolving Loan Commitment"
immediately following the text "the Multicurrency Facility Revolving Loan
Commitment" appearing in said Section.

      64.   The introductory sentence of Section 5.01 of the Credit Agreement is hereby amended by inserting the text ", U.S. Borrower Dual Currency Facility
Revolving Loans" immediately following the text "Multicurrency Facility
Revolving Loans" appearing therein.

      65.   Section 5.01(i) of the Credit Agreement is hereby amended by (i)
inserting the text "U.S. Borrower Dual Currency Facility Revolving Loans,"
immediately following the text "Multicurrency Facility Revolving Loans,"
appearing in said Section and (ii) deleting the text "Eurodollar Loans" each time it appears in said Section and inserting the text "Euro Rate Loans" in lieu thereof.

      66. Section 5.01(ii) of the Credit Agreement is hereby amended by (i)
inserting the text "or Euros" immediately following the text "Canadian Dollars"
appearing in said Section, (ii) inserting the text "(x)" immediately following the text "provided that" appearing in said Section and (iii) inserting the following text immediately prior to the semicolon (";") at the end of said
Section:

      "and (y) in the case of partial prepayments of any Borrowing of Euro
      Denominated Loans, the U.S. Borrower shall use reasonable efforts to allocate such prepayments in a manner so that Borrowings do not remain outstanding in amounts less than the Minimum Borrowing Amount applicable thereto (and, to the extent such Borrowings would remain outstanding in amounts which are less than the Minimum Borrowing Amount applicable thereto, in the case of Euro Denominated Revolving Loans, the U.S.
      Borrower shall repay

      any Borrowings which are less than the Minimum Borrowing Amount applicable thereto at the end of the then current Interest Period)".

      67.   Section 5.01(iii) of the Credit Agreement is hereby amended by deleting the text "Eurodollar" appearing in said Section and inserting the text
"Euro Rate" in lieu thereof.

      68.   Section 5.01(iv) of the Credit Agreement is hereby amended by inserting the text ", U.S. Borrower Dual Currency Facility Revolving Loans"
immediately following the text "Multicurrency Facility Revolving Loans"
appearing in said Section.

      69.   Section 5.01(vi) of the Credit Agreement is hereby amended by deleting the word "and" appearing at the end of said Section.

      70.   Section 5.01(vii) of the Credit Agreement is hereby amended by (i)
inserting the following text immediately prior to the text "and (C)" appearing in said Section:

      ", (C) in the case of the repayment of U.S. Borrower Dual Currency
      Facility Revolving Loans of any Lender pursuant to this clause (vii), the
      U.S. Borrower Dual Currency Facility Revolving Loan Commitment of such
      Lender is terminated concurrently with such repayment (at which time
      Schedule I shall be deemed modified to reflect the changed U.S. Borrower
      Dual Currency Facility Revolving Loan Commitments)"

, (ii) redesignating clause (C) of said Section as clause (D) of said Section and (iii) deleting the period at the end of said Section and inserting the text
"; and" in lieu thereof.

      71.   Section 5.01 of the Credit Agreement is hereby further amended by inserting the following new clause (viii) at the end of said Section:

            "(viii) each prepayment of Term Loans of any Tranche pursuant to this Section 5.01 made prior to the first anniversary of the First
      Amendment Effective Date in connection with a Repricing Transaction shall be subject to the payment of the fee described in Section 4.01(i).".

      72.   Section 5.02(a) of the Credit Agreement is hereby amended by inserting the following new clause (iii) at the end of said Section:

            "(iii) If on any date the Aggregate U.S Borrower Dual Currency
      Facility RL Exposure exceeds the Total U.S Borrower Dual Currency Facility
      Revolving Loan Commitment as then in effect, the U.S. Borrower shall prepay on such date the principal of outstanding U.S Borrower Dual
      Currency Facility Revolving Loans, in an amount (in the case of payments made with respect to Euro Denominated Revolving Loans, taking the U.S.
      Dollar Equivalent of the amounts paid in Euros in which payments on such
      Loans are owing) equal to such excess.".

      73.   Section 5.02(h) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
5.02(h) in lieu thereof:

            "(h) With respect to each repayment of Loans required by this
      Section 5.02, the respective Borrower may (subject to the requirements of preceding clause (g)) designate the Types of Loans of the respective
      Tranche which are to be repaid and, in the case of Euro Rate Loans (other than Swingline Loans), the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) in the case of repayments of Euro Rate Loans, repayments of such Loans pursuant to this Section 5.02 on any day other than the last day of an Interest Period applicable thereto shall be accompanied by payment by the respective
      Borrower of all amounts owing in connection therewith pursuant to Section
      2.11; (ii) if any repayment of Euro Rate Loans made pursuant to a single
      Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable to the respective Euro Rate Loans, such Borrowing (x) in the case of Eurodollar Loans, shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans, (y) in the case of Euro Denominated Revolving Loans, shall be repaid in full at the end of the then current Interest Period and (z) in the case of Euro
      Denominated Incremental Term Loans, shall be realigned as promptly as practicable with the Interest Period applicable to one or more other
      Borrowings of Euro Denominated Incremental Term Loans (such realignment to be coordinated by the Administrative Agent with the cooperation of the
      U.S. Borrower); and (iii) each repayment of any Tranche of Loans made pursuant to a Borrowing shall be applied pro rata among such Tranche of
      Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section
      2.11.".

      74.   Section 5.02(j) of the Credit Agreement is hereby amended by inserting the text ", Euro Equivalent" immediately following the text "U.S.
Dollar Equivalent" appearing in said Section.

      75.   Section 5.03 of the Credit Agreement is hereby amended by (i)
deleting the text "clause (y) and" appearing in clause (x) of the first sentence of said Section and inserting the text "clauses (y) and (z)," in lieu thereof and (ii) inserting the following text immediately prior to the period (".") at the end of the first sentence of said Section:

            "and (z) subject to Section 2.14, Euros in immediately available funds at the Payment Office of the Administrative Agent, if such payment is made in respect of (i) principal of or interest on Euro
            Denominated Loans or (ii) any increased costs, indemnities or other amounts owing with respect to Euro Denominated Loans (or Commitments relating thereto) at any time prior to the occurrence of a Sharing
            Event".

      76.   Section 8.04 of the Credit Agreement is hereby amended by inserting the following new clauses (f), (g) and (h) at the end of said Section:

            "(f)   The U.S. Borrower has furnished prior to the First Amendment
      Effective Date to the Agents and to the Lenders its pro forma consolidated balance sheet as of December 31, 2005, prepared giving effect to the ITT
      Fluid Business Acquisition and the

      financing thereof as if the same had occurred on such date. Such pro forma consolidated balance sheet (i) has been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the New Information Memorandum (which assumptions are believed by the U.S. Borrower to be reasonable at the time made available to the
      Lenders and as of the First Amendment Effective Date), (ii) subject to the assumptions and qualifications described in the New Information
      Memorandum, accurately reflects all adjustments necessary to give effect to the ITT Fluid Business Acquisition and the financing thereof and (iii)
      presents fairly, in all material respects, the pro forma financial position of the U.S. Borrower and the Subsidiaries as of December 31, 2005
      as if the ITT Fluid Business Acquisition and the financing thereof had occurred on such date.

            (g)   The U.S. Borrower has furnished prior to the First Amendment
      Effective Date to the Agents and to the Lenders in the New Information
      Memorandum financial projections of the U.S. Borrower and its Subsidiaries
      (after giving effect to the ITT Fluid Business Acquisition and the related financing thereof) for the six Fiscal Years ended after the First
      Amendment Effective Date (the "Updated Projections"). The Updated
      Projections have been prepared on a basis consistent with the financial statements referred to in Section 8.04(a) and are based on good faith estimates and assumptions made by the management of the U.S. Borrower.

            (h)   Except as disclosed in the New Information Memorandum and the financial statements included therein (and the notes thereto), after giving effect to the ITT Fluid Business Acquisition and the financing thereof, to the knowledge of any Credit Agreement Party, the ITT Fluid
      Business does not have, as of the First Amendment Effective Date, any material direct or contingent liabilities."

      77.   Section 9.01(c) of the Credit Agreement is hereby amended by inserting the text "and (iii) setting forth (in reasonable detail) the type and amount of Restructuring Charges incurred during each Fiscal Quarter included in the period of four consecutive Fiscal Quarters then last ended and added back to
Consolidated EBITDA for such period pursuant to clause (xi) of the first sentence of the definition of "Consolidated EBITDA" immediately prior to the semi-colon at the end of said Section.

      78.   Section 9 of the Credit Agreement is hereby further amended by inserting the following new Section 9.15 after Section 9.14 appearing in said
Section:

            "9.15 Mortgages; Title Insurance; etc.. (a) Within 60 days following the First Amendment Effective Date, the U.S. Borrower shall have delivered, or caused to be delivered, to the Collateral Agent:

               (i)    fully executed counterparts of Mortgages in form and
          substance reasonably satisfactory to the Collateral Agent (with such changes thereto as shall be advisable under the law of the jurisdiction in which such Mortgage is being recorded), which
          Mortgages shall cover such of the Real Property owned by the ITT Fluid
          Business (after giving effect to the Transaction) as are designated on
          Part A of Schedule IV as an "Additional Mortgaged Property", together with evidence that

          counterparts of the Mortgages have been delivered to the title insurance company insuring the lien of such Mortgage for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent, advisable to effectively create a valid and enforceable first priority mortgage lien on each Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured
          Creditors, subject to Permitted Encumbrances of the type described in clauses (a), (b) and (f) of the definition thereof and other matters of title shown on the title report prepared by, or provided to, the applicable title company and reasonably acceptable to the
          Administrative Agent;

               (ii)   UCC-1 Fixture Filings (or the equivalent under applicable
          laws) covering each Mortgaged Property;

               (iii)  Mortgage Policies on the Mortgaged Properties issued by such title insurers reasonably satisfactory to the Collateral Agent in amounts reasonably satisfactory to the Agents and the Required Lenders insuring the Collateral Agent that the Mortgages on such Mortgaged
          Properties are valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except the Permitted Encumbrances of the type described in clauses (a), (b) and (f) of the definition thereof and other matters of title shown on the title report prepared by, or provided to, the applicable title company and reasonably acceptable to the
          Administrative Agent and such Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Agents and the
          Required Lenders and shall include, if available, an endorsement for future advances or revolving credit (to the extent available in the jurisdiction) under this Agreement and the Notes, and, if available, shall not include an exception for mechanics' liens or creditors'
          rights, and shall provide for affirmative insurance and such reinsurance at ordinary rates as the Collateral Agent may reasonably request;

               (iv)   flood certificates covering each Mortgaged Property
          located in the United States or any State thereof in form and substance acceptable to the Administrative Agent, certified to the
          Collateral Agent in its capacity as such and certifying whether or not each such Mortgaged Property is located in a special flood hazard zone by reference to the applicable FEMA map; and

               (v)    fully executed counterparts of amendments, in form and
          substance satisfactory to the Administrative Agent, to each of the
          Mortgages covering a Mortgaged Property located in the United States or any State thereof, together with evidence that counterparts of each such amendment have been delivered to the title company insuring the
          Lien on such Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on such Mortgaged Properties in favor of the Collateral
          Agent for the benefit of the Secured Creditors securing all of the
          Obligations (including the full principal amount of all U.S. Borrower
          Incremental Term Loans incurred on the First Amendment Effective
          Date).".

      79.   Section 10.01 of the Credit Agreement is hereby amended by deleting clause (iv) of said Section in its entirety and inserting the following new clause (iv) in lieu thereof

            "(iv) Updated Third Party Scheduled Existing Indebtedness existing on the First Amendment Effective Date and set forth in Part C of Schedule
      V (for purposes of this clause (iv), treating unutilized amounts of overdraft facilities and lines of credit specifically identified on said
      Part C as outstanding Indebtedness of a like principal amount, even though same remain undrawn on such date) and extensions, renewals and replacements of any such Indebtedness, provided that such extending, renewal or replacement Indebtedness (A) shall not add guarantors, obligors or security from that which applied to the Indebtedness being extended, renewed or replaced, (B) shall not be in a principal amount that exceeds the principal amount of the Indebtedness being extended, renewed or replaced (plus accrued interest and premium thereon), (C) shall not have an earlier maturity date or a decreased Weighted Average Life to Maturity than the Indebtedness being extended, renewed or replaced and (D) shall be subordinated to the Obligations on the same terms (or, from the perspective of the Lenders, better terms), if any, as the Indebtedness being extended, renewed or replaced;".

      80.   Section 10.01(xiii) of the Credit Agreement is hereby amended by deleting clause (A) of the proviso appearing in said Section and inserting the following new clause (A) in lieu thereof:

      "(A) at no time shall the sum of (x) the aggregate principal amount of
      Additional Senior Subordinated Notes issued pursuant this Section
      10.01(a)(xiii) and outstanding at such time and (y) the aggregate amount of all Incremental Term Loan Commitments provided pursuant to Section 2.15 on and after the First Amendment Effective Date (exclusive of
      U.S.$215,000,000 of Incremental Term Loan Commitments made available on such date and taking the U.S. Dollar Equivalent of any Incremental Term
      Loan Commitments denominated in Canadian Dollars or Euros), exceed
      U.S.$300,000,000".

      81.   Section 10.03(c) of the Credit Agreement is hereby amended by inserting the text ", Updated Third-Party Scheduled Existing Indebtedness in the
form of guaranties identified on Part C of Schedule V" immediately after the text "other than liabilities under the Credit Documents" appearing in said
Section.

      82.   Section 10.04(a) of the Credit Agreement is hereby amended by (i)
deleting the text "Initial Borrowing Date" appearing in said Section and inserting the text "First Amendment Effective Date" in lieu thereof and (ii)
deleting the amount "U.S.$400,000,000" appearing in said Section and inserting the amount "U.S.$300,000,000 in lieu thereof.

      83.   Section 10.04 of the Credit Agreement is hereby amended by deleting clause (p) of said Section in its entirety and inserting the following new clause (p) in lieu thereof:

            "(p)  Investments by the U.S. Borrower or any of its Subsidiaries
      (i) in Subsidiaries that are not Credit Parties (to the extent not otherwise permitted under clauses (c), (d) or (e) of this Section 10.04),
      (ii) in Permitted Joint Ventures and (iii) in respect of Foreign Permitted
      Acquisitions (the purchase price with respect to which shall be calculated as described in the definition of the term "Permitted
      Acquisition"), in an amount, as valued at cost at the time each such
      Investment is made (including all commitments for future Investments), not exceeding, when aggregated with the aggregate amount of Capital
      Expenditures incurred in reliance on Section 10.14(d), U.S.$60,000,000 in the aggregate for all such Investments made from and after the First
      Amendment Effective Date plus an amount equal to any returns of capital actually received in cash in respect of any such Investments made after the First Amendment Effective Date (which amount shall not exceed the amount of such Investment at the time such Investment was made);".

      84.   Section 10.08(b) of the Credit Agreement is hereby amended by (i)
deleting the word "and" at the end of clause (ii) of said Section, (ii) deleting the period (".") at the end of clause (iii) of said Section and inserting the text "; and" in lieu thereof and (ii) inserting the following new clause (iv) at the end of said Section:

            "(iv) The U.S. Borrower may from time to time repurchase outstanding
      Senior Notes and/or Senior Subordinated Notes on the open market for cash, so long as (1) no Default or Event of Default then exists or would exist immediately after giving effect to the respective repurchase, (2) the aggregate amount of cash used to repurchase Senior Notes and Senior
      Subordinated Notes (and pay other amounts owing in connection therewith)
      pursuant to this clause (iv) does not exceed $15.0 million and (3) any
      Senior Notes or Senior Subordinated Notes so purchased are cancelled promptly following the repurchase thereof.".

      85.   Section 10.14 of the Credit Agreement is hereby amended by deleting clause (d) of said Section in its entirety and inserting the following new clause (d) in lieu thereof:

            "(d)   In addition to the Capital Expenditures permitted pursuant to the preceding paragraphs (a) through (c), Foreign Subsidiaries may make additional Capital Expenditures as part of a strategic acquisition or strategic development of assets which, together with Investments made under Section 10.04(p), do not exceed U.S.$60,000,000 in the aggregate for all such Capital Expenditures made since the First Amendment Effective
      Date plus an amount equal to any returns of capital actually received in cash in respect of any Investments made under Section 10.04(p) after the
      First Amendment Effective Date (which amount shall not exceed the amount of such investment at the time such investment was made).".

      86.   Section 13.04(b) of the Credit Agreement is hereby amended by inserting the text "or, in the case of Commitments and Term Loans denominated in
Euros, (euro)1,000,000" immediately following the text "Cdn. $1,000,000"
appearing in the first sentence of said Section.

      87.   Section 13.22(a) of the Credit Agreement is hereby amended by inserting the text ", Euro Equivalent" immediately following the text "Canadian
Dollar Equivalent" appearing in the second sentence of said Section.

      88.   Section 13.22(c) of the Credit Agreement is hereby amended by inserting the text ", Euro Equivalent" immediately following the text "U.S.
Dollar Equivalent" appearing in said Section.

      89.   The Credit Agreement is hereby further modified by supplementing
Schedule I to the Credit Agreement with the additional information set forth on
Annex I hereto.

      90.   The Credit Agreement is hereby further modified by supplementing
Part A of Schedule IV to the Credit Agreement with the additional information set forth on Annex II hereto.

      91.   The Credit Agreement is hereby further modified by adding new Part C to Schedule V to the Credit Agreement in the form of new Part C attached hereto.

      92.   Exhibit A-1 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-1 in the form of Exhibit A-1 attached hereto.

      93.   Exhibit A-2 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit A-2 in the form of Exhibit A-2 attached hereto.

      94.   Exhibit B-4 to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit B-4 in the form of Exhibit B-4 attached hereto.

      95.   The Credit Agreement is hereby further amended by adding Exhibit B-9 thereto in the form of Exhibit B-9 attached hereto.

      96.   Exhibit K to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit K in the form of
Exhibit K attached hereto.

      97.   Exhibit O to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit O in the form of
Exhibit O attached hereto.

      98.   Notwithstanding anything to the contrary in the Credit Agreement, the Intercompany Subordination Agreement, the U.S. Pledge Agreement or this
Amendment:

            (i)   none of the following Foreign Subsidiaries of Holdings shall be required to become a party to the Intercompany Subordination Agreement until the date occurring 30 days after the First Amendment Effective Date
      (the "Specified Delivery Date"):

            A. ITT Fluid Handling Systems Czech Republic s.r.o;

            B. ITT Automotive Fluid Handling Systems, S.A. de C.V.;

            C. ITT Fluid Handling Systems Australia, Pty, Ltd.; and

            D. ITT Automotive-Fluid Handling Systems (Suzhou) Co., Ltd.; and

            (ii)  none of the New Domestic Subsidiaries shall be required to pledge and deliver (endorsed to the Pledgee or endorsed in blank) stock certificates of the following Foreign Subsidiaries of Holdings until the
      Specified Delivery Date:

            A. ITT Fluid Handling Systems Czech Republic s.r.o;

            B. ITT Automotive Fluid Handling Systems, S.A. de C.V.;

            C. Fluid Handling Systems Management GmbH;

            D. ITT Fluid Handling Systems Australia, Pty, Ltd.;

            E. ITT Automotive-Fluid Handling Systems (Suzhou) Co., Ltd.; and

All conditions precedent and representations contained in the Credit Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in the
Credit Documents), provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the
First Amendment Effective Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 98 and (y) all representations and warranties relating to the U.S. Pledge Agreement shall be required to be true immediately after the actions required to be taken by Section 98 have been taken
(or were required to be taken). The occurrence of each Credit Event shall constitute a representation, warranty and covenant by the Credit Agreement
Parties to each of the Lenders that the actions required pursuant to this
Section 98 will be, or have been, taken within the relevant time periods referred to in this Section 98 and that, at such time, all representations and warranties contained in this Agreement and the other Credit Documents shall then be true and correct in all material respects without any modification pursuant to this Section 98, and the parties hereto acknowledge and agree that the failure to take any of the actions required above, within the relevant time periods required above, shall give rise to an immediate Event of Default pursuant to the Credit Agreement..

B.   Miscellaneous Provisions.

      1.    In order to induce the Lenders to enter into this Amendment, each of
Holdings and the Borrowers hereby represents and warrants to each of the Lenders that:

            (i)   all of the representations and warranties contained in the
      Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date
      (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (ii)  there exists no Default or Event of Default on the First
      Amendment Effective Date, both before and after giving effect to this
      Amendment.

      2.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit
Agreement.

      3.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the U.S.
Borrower and the Administrative Agent.

      4.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

      5.    This Amendment shall become effective on the date (the "First
Amendment Effective Date") when each of the following conditions shall have been satisfied:

            (i)    the Administrative Agent shall have received from each of the
      U.S. Borrower and each Domestic Subsidiary acquired in connection with the
      ITT Fluid Business Acquisition (the "New Domestic Subsidiaries"),
      certified copies of resolutions of the Board of Directors of each such
      Person with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Administrative Agent;

            (ii)   the Administrative Agent shall have received from each New
      Domestic Subsidiary a certificate, dated the First Amendment Effective
      Date, signed by the president or any vice president of such person, and attested to by the secretary or any assistant secretary of such Person, substantially in the form of Exhibit F to the Credit Agreement with appropriate insertions, together with copies of the certificate of incorporation, by-laws, operating agreement or other equivalent organizational documents of such Person and the resolutions of such Person referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Agents;

            (iii)  all Company and legal proceedings and all material
      instruments and agreements in connection with the transactions contemplated by this Amendment and the other ITT Fluid Business
      Acquisition Documents shall be reasonably satisfactory in form and substance to the Agents, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative
      Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities;

            (iv)   the Administrative Agent shall have received from each of (i)
      Simpson Thacher & Bartlett LLP, special counsel to the Credit Parties, and
      (ii) Shumaker, Loop & Kendrick, LLP, special Ohio counsel to the U.S.
      Borrower, an opinion addressed to the Administrative Agent, the Collateral
      Agent and each of the Lenders and dated the First Amendment Effective Date in form and substance reasonably satisfactory to the Agents, and covering such matters incident to this Amendment and the transactions contemplated herein as the Agents may reasonably request (including an opinion as to no conflict with the Senior Subordinated Notes Indenture and the Senior Notes
      Indenture and the perfection of security interests in the assets of the
      ITT Fluid Business granted pursuant to the Security Documents);

            (v)    the Administrative Agent shall have received a solvency
      certificate from the Chief Financial Officer of the U.S. Borrower, dated the First Amendment Effective Date, in form and substance satisfactory to the Administrative Agent;

            (vi)   concurrently with the consummation of the ITT Fluid Business
      Acquisition, (x) the U.S. Borrower shall have incurred U.S. Borrower
      Incremental Term Loans pursuant to Section 2.01(d) of the Credit Agreement
      (as amended hereby) in an aggregate principal amount of (x) in the case of
      Loans denominated in U.S. Dollars, $190,000,000 and (y) in the case of such Loans denominated in Euros, (euro)20,725,000, (y) all of the requirements contained in Section 2.15 of the Credit Agreement (as amended hereby) and the definition of "Incremental Term Loan Requirements"
      applicable to the provision, and incurrence of, U.S. Borrower Incremental
      Term Loans shall have been satisfied (including, without limitation, the delivery by the U.S. Borrower of the officer's certificate and required financial calculations referred to in clause (x) of the definition of
      "Incremental Term Loan Requirements") and (z) all of the conditions to a borrowing of U.S. Borrower Incremental Term Loans in Section 7 of the
      Credit Agreement shall have been satisfied;

            (vii)  the Administrative Agent shall have received reasonably satisfactory evidence that the sum of (x) Total Indebtedness of the U.S.
      Borrower and its Subsidiaries minus (y) the aggregate amount of cash and
      Cash Equivalents held by the Borrowers and the Guarantors (as shown on the consolidated balance sheet of the U.S. Borrower) over which no Person
      (other than the Collateral Agent) shall have a Lien, in each case, determined on a pro forma basis after giving effect to the Transaction)
      does not exceed 4.30 multiplied by Consolidated EBITDA of the U.S.
      Borrower and its Subsidiaries (including the ITT Fluid Businesses), determined on a Pro Forma Basis (but as if the Reference Period were the period hereinafter described), for the twelve month period ending on the last day of the month ending no more than 60 days prior to the First
      Amendment Effective Date;

            (viii) the Administrative Agent shall have received for the account of each relevant Lender the appropriate Incremental Term Note(s)
      for such Lender, in the amount, maturity and as otherwise provided in
      Section 2.05 of the Credit Agreement (as amended hereby);

            (ix)   the Administrative Agent shall have received for the account of each relevant Lender the appropriate U.S. Borrower Dual Currency
      Revolving Loan Note for such Lender, in the amount, maturity and as otherwise provided in Section 2.05 of the Credit Agreement (as amended hereby);

            (x)    the Borrower shall have paid to the Agents and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the

      Agents and the Lenders to the extent then due and for which invoices have been submitted;

            (xi)   the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed on behalf of the U.S.
      Borrower by an appropriate officer of the U.S. Borrower, stating all of the conditions in clauses (i) through (x), inclusive, above, clauses (i)
      through (v), inclusive of Section 1 of Part A of this Amendment and
      Section 7 of the Credit Agreement have been satisfied on such date; and

            (xii)   each U.S. Credit Party, the Canadian Borrower, the Lenders constituting the Required Lenders, each U.S. Borrower Dual Currency
      Facility RL Lender (as defined in the Credit Agreement as amended hereby)
      and each Lender making Incremental Term Loans on the First Amendment
      Effective Date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the
      Americas, New York, NY 10036 Attention: Kathleen Mon (facsimile number
      212-354-8113).

Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met, upon the satisfaction of the condition described in clause (xii) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the First Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the First Amendment Effective Date shall not release any Credit
Party from any liability for failure to satisfy one or more of the applicable conditions specified above).

      6.    So long as the First Amendment Effective Date occurs, the U.S.
Borrower and/or the Canadian Borrower shall pay to each Lender which has executed and delivered in accordance herewith a counterpart hereof on or prior to 12:00 Noon (New York time) on February 2, 2006, a consent fee equal to 0.125%
of the sum of (x) its Revolving Loan Commitment as in effect on the First
Amendment Effective Date and immediately prior to giving effect to this
Amendment and (y) the aggregate principal amount of Term Loans outstanding on the First Amendment Effective Date (prior to giving effect to any incurrence of
Incremental Term Loans on such date and immediately prior to giving effect to this Amendment). All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the
First Amendment Effective Date, which fees shall be distributed by the
Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

      7.    By executing and delivering a copy hereof, each U.S. Credit Party hereby agrees that all Loans (including, without limitation, the Incremental
Term Loans incurred on the First Amendment Effective Date and all U.S. Borrower
Dual Currency Facility Revolving Loans incurred from time to time on or after the First Amendment Effective Date) shall be fully guaranteed pursuant to the various Guaranties (other than the Canadian Subsidiaries Guaranty) in accordance with the terms and provisions thereof and shall be fully secured pursuant to the
U.S. Security Documents.

      8.    From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit
Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.

                                      *  *  *

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                     COOPER-STANDARD HOLDINGS, INC.
                                     (f/k/a CSA Acquisition Corp.)

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     COOPER-STANDARD AUTOMOTIVE INC.

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     COOPER-STANDARD AUTOMOTIVE
                                     CANADA LIMITED

                                     By:_____________________________________
                                        Name:
                                        Title:

      Each of the undersigned, each being a U.S. Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Sections 6 and 7 of Part B thereof).

                                     COOPER-STANDARD AUTOMOTIVE FLUID
                                     SYSTEMS MEXICO HOLDING LLC

                                     By: COOPER-STANDARD AUTOMOTIVE INC.
                                         as Sole Member

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     COOPER-STANDARD AUTOMOTIVE NC L.L.C.

                                     By: COOPER-STANDARD AUTOMOTIVE INC.,
                                         as Sole Member

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     COOPER-STANDARD AUTOMOTIVE OH, LLC

                                     By: COOPER-STANDARD AUTOMOTIVE INC.
                                         as Sole Member

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     CSA SERVICES INC.,

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     NISCO HOLDING COMPANY

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     NORTH AMERICAN RUBBER, INCORPORATED

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     STANTECH, INC.

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     STERLING INVESTMENTS COMPANY

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     WESTBORN SERVICE CENTER, INC.

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                     Individually and as Administrative Agent

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     DEUTSCHE BANK SECURITIES INC.,
                                     as Joint Lead Arranger

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     DEUTSCHE BANK AG, NEW YORK BRANCH,
                                     as Lender

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     LEHMAN COMMERCIAL PAPER INC.,
                                     Individually and as Syndication Agent

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     LEHMAN BROTHERS INC.,
                                     Individually and as and Joint Lead Arranger

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     GOLDMAN SACHS CREDIT PARTNERS, L.P.,
                                     Individually and as Co-Documentation Agent

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     UBS SECURITIES LLC,
                                     as Co-Documentation Agent

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     UBS LOAN FINANCE LLC,
                                     as a Lender

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     THE BANK OF NOVA SCOTIA,
                                     Individually and as Co-Documentation Agent

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     DEUTSCHE BANK AG, CANADA BRANCH,
                                     as Lender

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     By:_____________________________________
                                        Name:
                                        Title:

                                     SIGNATURE PAGE TO THE FIRST AMENDMENT,
                                     DATED AS OF FEBRUARY 1, 2006, TO THE CREDIT
                                     AGREEMENT, DATED AS OF DECEMBER 23, 2004,
                                     AMONG COOPER-STANDARD AUTOMOTIVE INC.,
                                     COOPER-STANDARD AUTOMOTIVE CANADA LIMITED,
                                     THE LENDERS FROM TIME TO TIME PARTY THERETO
                                     AND DEUTSCHE BANK TRUST COMPANY AMERICAS AS
                                     ADMINISTRATIVE AGENT

                                     NAME OF INSTITUTION

                                     ________________________________________

                                     By:_____________________________________
                                        Name:
                                        Title:

                                                                         ANNEX I

                 Lender                               Convertible Portion
                 ------                               -------------------

    Deutsche Bank AG New York Branch                    U.S.$6,000,000

      Lehman Commercial Paper Inc.                      U.S.$5,000,000

          UBS Loan Finance LLC                          U.S.$5,000,000

     PNC Bank, National Association                     U.S.$3,000,000

         The Bank of Nova Scotia                        U.S.$3,000,000

LaSalle Bank Midwest National Association               U.S.$3,000,000

                 Total:                                 U.S.$25,000,000

                                                                        ANNEX II

                                   Schedule V

                         SCHEDULED EXISTING INDEBTEDNESS
                             (Section 10.01(a)(iv))*

              (1) PART C -- UPDATED THIRD PARTY SCHEDULED EXISTING

INDEBTEDNESS

I.    Debt Obligations of Foreign Subsidiaries

1.    Multi-Option Facility, Bank Guarantee Facility, Leasing Facility and
      Purchasecard Business Card Facility, dated as of June 28, 2004, by and between Cooper-Standard Automotive (Australia) Pty. Ltd. and National
      Australia Bank Limited in an aggregate principal amount of A$6,400,000.

2.    Loan Agreement, dated as of November 28, 1997, by and between Jin Young
      Standard, Inc. (n.k.a. Cooper-Standard Automotive Korea, Inc.) and
      Industrial Bank of Korea in an aggregate principal amount of approximately
      KRW 185 million outstanding on November 30, 2004.

3.    Loan Agreement, dated as of April 27, 1999, by and between Jin Young
      Standard, Inc. (n.k.a. Cooper-Standard Automotive Korea, Inc.) and
      Development Bank of Korea in an aggregate principal amount of approximately KRW 905 million outstanding on November 30, 2004.

4.    Demand Operating Credit Facility, dated as of June 6, 2003, by and between
      Cooper-Standard Automotive (Canada) Limited and The Bank of Nova Scotia in
      an aggregate principal amount of up to $2,000,000.

5.    Line of credit commitment of EUR 500,000 by and between Cooper-Standard
      Automotive France S.A.S. and Natexis Banques Populaires (oral agreement).

6.    Line of credit commitments of up to $10,000,000 by and among
      Cooper-Standard Brazil Industria e Comercio Ltda., Itatiaia Standard
      Industrial Ltda., Siebe Fluid Systems Ltda. and BankBoston, N.A. (oral agreement).

7.    Loan Agreement, dated as of September 22, 2003, by and between KDB and
      Cooper-Standard Automotive Korea, Inc. in an aggregate principal amount of approximately KRW 850 million outstanding on November 30, 2004.

8.    Credit Transaction Agreement for bank overdraft facility, dated as of June
      25, 2001, by and between Cooper-Standard Automotive Korea, Inc. and
      Industrial Bank of Korea, as amended by that certain Amendment and
      Supplemental Agreement to Transaction.

________________

*   Certain items marked below are not scheduled for purposes of Section
    10.01(a)(iv).

                                                                        ANNEX II
                                                                          Page 2

      Conditions dated as of July 5, 2004 in an aggregate principal amount of up to KRW 100 million.

9.    Credit Transaction Agreement for note receivables facility, dated as of
      September 2, 2002, by and between Industrial Bank of Korea and Jin Young
      Standard Inc. (n.k.a. Cooper-Standard Automotive Korea, Inc.) in an
      aggregate principal amount of up to KRW 1 billion.

10.   Credit Transaction Agreement for bank overdraft and note receivables facilities, dated as of November 24, 2003, by and between Cooper-Standard
      Automotive Korea, Inc. and Korea Exchange Bank in an aggregate principal amount of up to KRW 2.8 billion.

11.   Credit Transaction Agreement for note receivables facility, dated as of
      August 30, 2002, by and between Woori Bank and Cooper-Standard Automotive
      Korea, Inc., as amended by that certain Supplemental Agreement for Credit
      Transaction dated as of August 30, 2004 in an aggregate principal amount of up to KRW 2 billion.

12.   Credit Transaction Agreement for note receivables facility, dated as of
      September 2, 2004, by and between Woori Bank and Cooper-Standard
      Automotive Korea, Inc. in an aggregate principal amount of up to KRW 3 billion.

13.   Deed of Indemnity and Guarantee, dated as of September 27, 2001, among
      Cooper-Standard Automotive (Australia) Pty. Ltd., Cooper-Standard
      Automotive Canada Limited and American Re-Insurance Company.

14.   Credit Agreement, dated July 1, 2003, between Nishkawa Standard Company and the Bank of Tokyo-Mitsubishi, LTD in an aggregate principal amount of
      $10,000,000.

15.   Multi-Option Credit Commitment, dated August 1, 2003, by and between
      Cooper-Standard Automotive (Australia) Pty. Ltd. and National Australia
      Bank Limited in an aggregate principal amount of A$6,400,000.

16.   Letter Agreement, dated December 18, 2005, regarding uncommitted Overdraft
      Facility in an aggregate amount of GBP500,000, between Cooper-Standard
      Automotive UK Fluid Systems Limited ("Fluid Systems") and ABN AMRO Bank
      N.V. ("ABN").

17.   Letter Agreement, dated December 18, 2005, regarding uncommitted Overdraft
      Facility in an aggregate amount of GBP1,000,000 ,between Cooper-Standard
      Automotive UK Sealing Limited ("Sealing") and ABN.

18.   Letter Agreement, dated December 18, 2005, regarding an uncommitted
      Guarantee Issuance Facility to provide guarantees to BACS in the aggregate amount of GBP800,000, between Fluid Systems and ABN.

19.   Letter Agreement, dated December 18, 2005, regarding Guarantee Issuance
      Facility to provide guarantees to BACS in an aggregate amount of
      GBP2,550,000, between Sealing and ABN.

                                                                        ANNEX II
                                                                          Page 3

20.   Letter Agreement, dated December 18, 2005, regarding an uncommitted Multi
      Guarantee Issuance Facility to provide guarantees, bid bonds, performance bonds and standby LCs in an aggregate amount of USD 4,5000,000, among
      Fluid Systems, Cooper-Standard Automotive (Australia ) Pty Ltd and ABN.

II.   Guarantees

1.    Guarantees by CSA Acquisition Corp of Unfunded Participation Agreements or
      Allocation Agreements of LaSalle Bank Corporation supporting the obligations of Fluid Systems, Sealing and CSA Australia under the uncommitted overdraft and guarantee facilities described in A.I. 18 through 22 above.

2.    Guarantee by Cooper-Standard Automotive Canada Limited of the obligations of Cooper-Standard Automotive (Australia) Pty. Ltd. under the Deed of
      Indemnity and Guarantee, dated as of September 27, 2001, among
      Cooper-Standard Automotive (Australia) Pty. Ltd., Cooper-Standard
      Automotive Canada Limited and American Re-Insurance Company.

3.    Guarantee by Cooper-Standard Automotive Inc. of the obligations of
      Cooper-Standard Automotive Canada Limited, Cooper-Standard Automotive
      France S.A.S., Cooper-Standard Automotive (Deutschland) GmbH,
      Cooper-Standard Automotive (Australia) Pty. Ltd., Cooper-Standard
      Autmotive Polska z. Ograniczona, Cooper-Standard Automotive Espana, S.A.,
      Cooper-Standard Automotive Ceska Republika s.r.o., Cooper-Standard
      Automotive UK Fluid Systems Ltd., Cooper-Standard Automotive UL Sealing
      Ltd., Cooper-Standard Automotive Sealing of Mexico S.A. de C.V.,
      Cooper-Standard Automotive Korea, Inc., CSA (Barbados) Investment Co. Ltd.
      under the Cash Pooling Agreement, dated as of October 14, 2004, with Bank
      Mendes Gans nv.*

4.    Guarantee by Cooper-Standard Automotive Inc. of the obligations of
      Cooper-Standard Automotive (Australia) Pty. Ltd. under the Multi-Option
      Facility, Bank Guarantee Facility, Leasing Facility and Purchasecard
      Business Card Facility, dated as of June 28, 2004, by and between
      Cooper-Standard Automotive (Australia) Pty. Ltd. and National Australia
      Bank Limited in the maximum amount of A$6,400,000.

5.    Indemnity under Section 8.12(a) of the Acquisition Agreement with respect to the Guarantee by Cooper Tire & Rubber Company of Nishkawa Standard
      Company under the obligations of Credit Agreement, dated July 1, 2003, between Nishkawa Standard Company and the Bank of Tokyo-Mitsubishi, LTD.

6.    Indemnity under Section 8.12(a) of the Acquisition Agreement with respect to the Guarantee by Cooper Tire & Rubber Company of Cooper-Standard
      Automotive (Australia) Pty. Ltd. Multi-Option Credit Commitment, dated
      August 1, 2003, by and between Cooper-Standard Automotive (Australia) Pty.
      Ltd. and National Australia Bank Limited.

__________________

*   Not scheduled for purposes of Section 10.01(a)(iv).

                                                                        ANNEX II
                                                                          Page 4

7.    Indemnity under Section 8.12(a) of the Acquisition Agreement with respect to the Guarantee by Cooper Tire & Rubber Company of Cooper-Standard
      Automotive (Australia) Pty. Ltd. Multi-Option Credit Commitment, dated
      August 1, 2003, by and between Cooper-Standard Automotive (Australia) Pty.
      Ltd. and National Australia Bank Limited.

8.    Indemnity under Section 8.12(a) of the Acquisition Agreement with respect to the Guarantee in favor of Barclays Bank plc.

III.  Capital Leases

1.    12-year lease agreement, dated as of December 22, 1997, between Cooper
      Products Industriels (now Cooper-Standard Automotive France S.A.S.) and
      Natexis Banques Populaires for building facility with a total outstanding amount of approximately $3,000,000.

2.    Lease agreement, dated as of January 28, 2002, between Cooper-Standard
      Automotive France S.A.S. and Legoupil Industrie for building facility with a total outstanding amount of approximately (euro)123,000.

3.    5-year lease agreement, dated as of October 18, 2001, between
      Cooper-Standard Automotive (Australia) Pty. Ltd. and Westpac Banking
      Corporation for equipment with a monthly rent of $2761.47 (cost of total goods: $149,800).

4.    Finance lease/leaseback between Cooper-Standard Automotive (Australia)
      Pty. Ltd. and National Australia Bank Limited for 2001 Robotic gas metal arc welder with a monthly rent of $4,163.90.

5.    Finance lease facility, dated as of July 6, 2001, between Cooper-Standard
      Automotive (Australia) Pty. Ltd. and National Australia Bank Limited for
      2000 Addison databend tube bending machine with a monthly rent of
      $2392.14.

6.    Sale and leaseback, dated as of April 27, 2001, between Cooper-Standard
      Automotive (Australia) Pty. Ltd. and National Australia Bank Limited for
      Addison tube bending machine with a monthly rent of $3,299.02.

7.    Telecom equipment and software leases between Cooper-Standard Automotive
      (Deutschland) GmbH and Siemens Finance & Lease GmbH & Co. KG.

8.    Real property lease, dated as of March 30, 2003, between Diorama
      Grundstucksverwaltungsgesellschaft mbH & Co. KG and Deutsche Tecalemit
      GmbH (now Cooper-Standard Automotive (Deutschland) GmbH).

                                                                     EXHIBIT A-1

                           FORM OF NOTICE OF BORROWING

                                                                          [Date]

Deutsche Bank Trust Company Americas, as
   Administrative Agent (the "Administrative
   Agent") for the Lenders party to the Credit
   Agreement referred to below

60 Wall Street
New York, New York  10005
Attention: Meg Sutton

[with a copy to:

Deutsche Bank AG, Canada Branch, as Canadian
   Sub-Agent for the Lenders party to the Credit
   Agreement referred to below

222 Bay Street
Toronto, Ontario, Canada M5K 1E7
Attention:  Marcellus Leung](1)

Ladies and Gentlemen:

            The undersigned, [Cooper-Standard Automotive Inc.](2)
[Cooper-Standard Automotive Canada Limited](3) (the "[U.S.] [Canadian]
Borrower"), refers to the Credit Agreement, dated as of December 23, 2004 (as amended, restated, modified and/or supplemented from time to time, the "Credit
Agreement", the terms defined therein being used herein as therein defined), among CSA Acquisition Corp., the [U.S.] [Canadian] Borrower, [Cooper-Standard
Automotive Inc.] [Cooper-Standard Automotive Canada Limited], the lenders from time to time party thereto (each, a "Lender" and collectively, the "Lenders"),
Lehman Commercial Paper Inc., as Syndication Agent, Goldman Sachs Credit
Partners L.P., UBS Securities LLC and The Bank of Nova Scotia, as
Co-Documentation Agents, Deutsche Bank Securities Inc. and Lehman Brothers Inc,
as Joint Lead Arrangers and Joint Bookrunners, and you, as Administrative Agent
for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section
2.03(a) of the Credit Agreement, that the undersigned hereby requests a
Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing

________________

(1)   To be included for a Proposed Borrowing of Tranche A Term Loans,
      Multicurrency Facility Revolving Loans or Canadian Dollar Denominated
      Incremental Term Loans.

(2)   To be included for a Proposed Borrowing by the U.S. Borrower.

(3)   To be included for a Proposed Borrowing by the Canadian Borrower.

                                                                     EXHIBIT A-1
                                                                          Page 2

(the "Proposed Borrowing") as required by Section [2.03(a)] [2.03(b)(i)] of the
Credit Agreement:

            (i)   The Business Day of the Proposed Borrowing is____, ___.(4)

            (ii)  The aggregate [principal amount][Face Amount] of the
      Proposed Borrowing is [U.S.$_________][Cdn.$________][(euro)_________](5).

            (iii) The Loans to be made pursuant to the Proposed Borrowing shall consist of [Tranche A Term Loans] [Tranche B Term Loans] [Tranche C
      Term Loans] [U.S. Borrower Incremental Term Loans] [Canadian Borrower
      Incremental Term Loans] [Multicurrency Facility Revolving Loans] [U.S.
      Borrower Dual Currency Revolving Loans] [Dollar Facility Revolving Loans]
      [Swingline Loans].

            (iv)  The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Canadian Prime Rate
      Loans] [Eurodollar Loans] [Euro Denominated Revolving Loans] [Euro
      Denominated Incremental Term Loans] [Bankers' Acceptance Loans].(6)

__________________

(4)   Shall be a Business Day at least one Business Day in the case of Base Rate
      Loans and Canadian Prime Rate Loans (or same day notice in the case of
      Swingline Loans) and three Business Days in the case of Euro Rate Loans and Bankers` Acceptance Loans, in each case, after the date hereof, provided that any such notice shall be deemed to have been given on a certain day only if given in writing (or with telephonic notice promptly confirmed in writing) before 12:00 Noon (New York time) (or 1:00 P.M. (New
      York time) in the case of Swingline Loans) on such day.

(5)   Stated in the relevant Available Currency.

(6)   To be included for each Proposed Borrowing; provided that (i) Canadian
      Prime Rate Loans and/or Bankers' Acceptance Loans may only be selected for
      Proposed Borrowings of Tranche A Term Loans, Multicurrency Facility
      Revolving Loans or Canadian Dollar Denominated Incremental Term Loans,
      (ii) Euro Denominated Incremental Term Loans and Euro Denominated
      Revolving Loans may only be selected for Proposed Borrowings of U.S.
      Borrower Incremental Term Loans and U.S. Borrower Dual Currency Revolving
      Loans, respectively, denominated in Euros and (iii) each Proposed
      Borrowing of Swingline Loans may only be maintained as Base Rate Loans.
      Unless the Syndication Date has theretofore occurred, prior to the 35th day after the Initial Borrowing Date (or, if later, the last day of the
      Interest Period applicable to the fourth Borrowing of Eurodollar Loans referred to below), Loans to be maintained as Eurodollar Loans may only be incurred on a Business Day occurring no earlier than the fifth Business
      Day, after the Initial Borrowing Date, the second of which Borrowings may only be made on the last day of the Interest Period of the first such
      Borrowing, the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing and the fourth of which Borrowings may only be made on the last day of the Interest Period of the third such Borrowing.

                                                                     EXHIBIT A-1
                                                                          Page 3

            [(v)  The initial Interest Period for the Proposed Borrowing is [one week] [one month] [two months] [three months] [six months] [, subject to availability to all Lenders, [nine] [twelve] months and, if such Interest
      Period is unavailable [specify alternative desired]].(7)

            [(v)  The  term of the Proposed Borrowing of Bankers' Acceptance
      Loans is [__], with the maturity date for the related Drafts being
      [_________]].(8)

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
      Borrowing:

            (A)   the representations and warranties contained in the Credit
      Agreement and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed
      Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

            (B)   no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.]

                                     Very truly yours,

                                     [COOPER-STANDARD AUTOMOTIVE INC.]
                                     [COOPER-STANDARD AUTOMOTIVE
                                     CANADA LIMITED]

                                     By:_________________________
                                        Name:
                                        Title:

____________

(7)   To be included for a Proposed Borrowing of Euro Rate Loans. Unless the
      Syndication Date has theretofore occurred, prior to the 35th day after the
      Initial Borrowing Date (or, if later, the last day of the fourth Borrowing of Eurodollar Loans referred to in footnote 6 above), Loans to be maintained as Eurodollar Loans may not have an Interest Period in excess of one week. Interest Periods of nine and twelve months may only be selected if such Interest Period is agreed to by all the Lenders required to make Loans under the respective Tranche.

(8)   To be included for a Proposed Borrowing of Bankers' Acceptance Loans. The
      term of a Proposed Borrowing of Bankers' Acceptance Loans shall comply with the relevant requirements of Schedule III to the Credit Agreement.

                                                                     EXHIBIT A-2

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

                                                                          [Date]

Deutsche Bank Trust Company Americas, as
   Administrative Agent for the Lenders party
   to the Credit Agreement referred to below

60 Wall Street
New York, New York 10005
Attention: Meg Sutton

[with a copy to:

Deustche Bank AG, Canada Branch, as
   Canadian Sub-Agent for the Lenders party to
   the Credit Agreement referred to below

222 Bay Street
Toronto, Ontario, Canada M5K 1E7
Attention: Marcellus Leung](1)

Ladies and Gentlemen:

            The undersigned, [Cooper-Standard Automotive Inc.] [Cooper-Standard
Automotive Canada Limited] (the "[Canadian] [U.S.] Borrower"), refers to the
Credit Agreement, dated as of December 23, 2004 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among CSA Acquisition Corp., the
[Canadian] [U.S.] Borrower, [Cooper-Standard Automotive Inc.,] [Cooper-Standard
Automotive Canada Limited,] the lenders from time to time party thereto (the
"Lenders"), Lehman Commercial Paper Inc., as Syndication Agent, Goldman Sachs
Credit Partners L.P., UBS Securities LLC and The Bank of Nova Scotia, as
Co-Documentation Agents, and Deutsche Bank Securities Inc., Lehman Brothers
Inc., as Joint Lead Arrangers and Joint Bookrunners, and you, as Administrative
Agent for such Lenders, and hereby give you notice, irrevocably, pursuant to
Section [2.06][2.09] of the Credit Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of [Tranche A Term Loans]
[Tranche B Term Loans] [Tranche C Term Loans] [U.S. Borrower Incremental Term
Loans] [Canadian Borrower Incremental Term Loans] [Multicurrency Facility
Revolving Loans] [U.S. Borrower Dual Currency Facility Revolving Loans] [Dollar
Facility Revolving Loans] referred to below, and in that connection sets forth below the information relating to such

_______________

(1)   To be included for a Proposed Conversion or Continuation relating to a
      Borrowing of Tranche A Term Loans, Multicurrency Facility Revolving Loans
      or Canadian Dollar Denominated Incremental Term Loans.

                                                                     EXHIBIT A-2
                                                                          Page 2

[conversion] [continuation] (the "Proposed [Conversion] [Continuation]") as
required by Section [2.06][2.09] of the Credit Agreement:

            (i)   The Proposed [Conversion] [Continuation] relates to the
Borrowing of [Tranche A Term Loans] [Tranche B Term Loans] [Tranche C Term
Loans] [U.S. Borrower Incremental Term Loans] [Canadian Borrower Incremental
Term Loans] [Multicurrency Facility Revolving Loans] [U.S. Borrower Dual
Currency Facility Revolving Loans] [Dollar Facility Revolving Loans] [Canadian
Dollar Denominated Revolving Loans] originally made on _____ __, 20__ (the
"Outstanding Borrowing") in the [principal amount] [Face Amount] of
[[U.S.][Cdn.]$][(euro)]________ and currently maintained as a Borrowing of [Base
Rate Loans] [Eurodollar Loans with an Interest Period ending on _____ __, ____]
[Canadian Prime Rate Loans](2) [Banker's Acceptance Loans with a term of
__________, with the maturity date for the related Drafts being ______].

            (ii)  The Business Day of the Proposed [Conversion] [Continuation]
is ____________.(3)

            (iii) The Outstanding Borrowing shall be [continued as a Borrowing of [Eurodollar Loans with an Interest Period of _____] [Euro Denominated
[Revolving] [Incremental Term] Loans with an Interest Period of _____] [Banker's
Acceptance Loans with a term of __________, with the maturity date for the related Drafts being ______]] [converted into a Borrowing of [Base Rate Loans]
[Eurodollar Loans with an Interest Period of ____] [Euro Denominated Loans with an Interest Period of ____] [Bankers' Acceptance Loans with a term of
__________, with the maturity date for the related Drafts being ______](4)].(5)

_________________

(2)   Borrowings maintained as Canadian Prime Rate Loans may only be converted into Bankers` Acceptance Loans.

(3)   Shall be a Business Day at least three Business Days after the date hereof; provided that such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York City time) on such day.

(4)   To be inserted only if the Proposed Conversion is from Canadian Prime Rate
      Loans to Bankers` Acceptance Loans.

(5)   In the event that either (x) only a portion of the Outstanding Borrowing is to be so converted or continued or (y) the Outstanding Borrowing is to be divided into separate Borrowings with different Interest Periods or
      "terms", the applicable Borrower should make appropriate modifications to this clause to reflect same. The duration of Interest Periods is subject to Section 2.09 of the Credit Agreement. The term of a Proposed Borrowing of Bankers' Acceptance Loans shall comply with the relevant requirements of Schedule III to the Credit Agreement.

                                                                     EXHIBIT A-2
                                                                          Page 3

            [The undersigned hereby certifies that no Default or Event of
Default has occurred and will be continuing on the date of the Proposed
[Conversion] [Continuation] or will have occurred and be continuing on the date of the Proposed [Conversion] [Continuation]].(6)

                                     Very truly yours,

                                     [COOPER-STANDARD AUTOMOTIVE INC.]
                                     [COOPER-STANDARD AUTOMOTIVE
                                     CANADA LIMITED]

                                     By: ______________________________
                                         Name:
                                         Title:

____________________

(6)   In the case of a Proposed Conversion or Continuation, insert this sentence only (i) in the event that the conversion is from a Base Rate Loan to a
      Eurodollar Loan or a Canadian Prime Rate Loan to a Bankers` Acceptance
      Loan or (ii) in the case of a continuation of a Euro Rate Loan or a
      Bankers` Acceptance Loan. Until the Administrative Agent has determined that the Syndication Date has occurred, outstanding Eurodollar Loans may be only be maintained with a one-week Interest Period.

                                                                     EXHIBIT B-4

                          FORM OF INCREMENTAL TERM NOTE

[[U.S.] [Cdn.] $][(euro)]____________________                 New York, New York

                                                              ________, __, ____

            FOR VALUE RECEIVED, [NAME OF INCREMENTAL TERM LOAN BORROWER], a
___________ ___________ (the "[U.S.][Canadian] Borrower"), hereby promises to pay to the order of __________ or its registered assigns (the "Lender"), in
[Euros] [lawful money of [the United States of America][Canada]] (except to the extent payments are otherwise required to be made in U.S. Dollars in accordance with the provisions of Section 2.14 of the Agreement referred to below) in immediately available funds, at the Payment Office (as defined in the Agreement referred to below) initially located at [_____________________] on the
Incremental Term Loan Maturity Date (as defined in the Agreement) the principal sum of ______________________ [[U.S.] [Cdn.] DOLLARS][EUROS] ([[U.S.] [Cdn.]$]
[(euro)]__________) or, if less, the unpaid principal amount of all
_______________ [Insert the applicable description of the respective Tranche of
Incremental Term Loans] (as defined in the Agreement) made by the Lender pursuant to the Agreement].

            The [U.S.][Canadian] Borrower promises also to pay interest on the unpaid principal amount of each made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 2.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 5.03 and 5.04 of the Agreement.

            This Note is one of the Incremental Term Notes referred to in the
Credit Agreement, dated as of December 23, 2004, among CSA Acquisition Corp., the [U.S.][Canadian] Borrower, [Cooper-Standard Automotive Canada
Limited][Cooper-Standard Automotive Inc.], the lenders from time to time party thereto (including the Lender), Lehman Commercial Paper Inc., as Syndication
Agent, Goldman Sachs Credit Partners L.P., UBS Securities LLC and The Bank of
Nova Scotia, as Co-Documentation Agents, Deutsche Bank Securities Inc. and
Lehman Brothers Inc, as Joint Lead Arrangers and Joint Bookrunners, and Deutsche
Bank Trust Company Americas, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the
Agreement). This Note is secured by the [U.S.] Security Documents (as such term is defined in the Agreement) and is entitled to the benefits of each Guaranty
(as defined in the Agreement) [(other than the Canadian Subsidiaries Guaranty and the U.S. Borrower's Guaranty (as each such term is defined in the
Agreement))]. As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the relevant Incremental Term Loan
Maturity Date, in whole or in part, and Incremental Term Loans evidenced hereby may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and

                                                                     EXHIBIT B-4
                                                                          Page 2

payable in the manner and with the effect provided in the Agreement.

            The [U.S.][Canadian] Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY
THE LAW OF THE STATE OF NEW YORK.

                                     [COOPER-STANDARD AUTOMOTIVE CANADA
                                     LIMITED]
                                     [COOPER-STANDARD AUTOMOTIVE INC.]

                                     By:____________________________
                                        Name:
                                        Title:

                                                                     Exhibit B-9

           FORM OF U.S. BORROWER DUAL CURRENCY FACILITY REVOLVING NOTE

U.S. $___________                                            New York, New York

                                                             _____________, ____

            FOR VALUE RECEIVED, COOPER-STANDARD AUTOMOTIVE INC., an Ohio
corporation (the "U.S. Borrower"), hereby promises to pay to the order of
________ or its registered assigns (the "Lender"), in lawful money of the United
States of America (or, in the case of Euro Denominated Revolving Loans (as defined in the Agreement referred to below) evidenced hereby, Euros (except to the extent payments are otherwise required to be made in U.S. Dollars in accordance with the provisions of Section 2.14 of the Agreement)) in immediately available funds, at the Payment Office (as defined in the Agreement) initially located at 60 Wall Street, New York, New York 10005 on the Revolving Loan
Maturity Date (as defined in the Agreement) the principal sum of __________ U.S.
DOLLARS (U.S. $_____) or, if less, the unpaid principal amount of all U.S.
Borrower Dual Currency Facility Revolving Loans (as defined in the Agreement)
made by the Lender pursuant to the Agreement, provided that, notwithstanding the fact that the principal amount of this Note is denominated in U.S. Dollars, to the extent provided in the Agreement, all payments hereunder with respect to
Euro Denominated Revolving Loans evidenced hereby shall be made in Euros (except to the extent otherwise provided by Section 2.14 of the Agreement), whether or not the U.S. Dollar Equivalent (as defined in the Agreement) of such amounts, when added to the outstanding principal amount of the Dollar Denominated
Revolving Loans (as defined in the Agreement) evidenced hereby, would exceed the stated principal amount of this Note.

            The U.S. Borrower also promises to pay interest on the unpaid principal amount of each U.S. Borrower Dual Currency Facility Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in Section 2.08 of the Agreement. All payments pursuant to this Note shall be made in accordance with the requirements of Sections 5.03 and 5.04 of the Agreement.

            This Note is one of the U.S. Dual Currency Facility Revolving Notes
referred to in the Credit Agreement, dated as of December 23, 2004, among CSA
Acquisition Corp., the U.S. Borrower, Cooper-Standard Automotive Canada Limited,
the lenders from time to time party thereto (including the Lender), Lehman
Commercial Paper Inc., as Syndication Agent, Goldman Sachs Credit Partners L.P.,
UBS Securities LLC and The Bank of Nova Scotia, as Co-Documentation Agents,
Deutsche Bank Securities Inc. and Lehman Brothers Inc, as Joint Lead Arrangers
and Joint Bookrunners, and Deutsche Bank Trust Company Americas, as
Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the U.S. Security Documents (as defined in the Agreement) and is entitled to the benefits of the Holdings Guaranty and the U.S. Subsidiaries Guaranty (as
defined in the Agreement). As provided in the Agreement, this Note is subject to

                                                                     Exhibit B-9
                                                                          Page 2

voluntary prepayment and mandatory repayment prior to the Revolving Loan
Maturity Date, in whole or in part, and U.S. Borrower Dual Currency Facility
Revolving Loans may be converted from one Type (as defined in the Agreement)
into another Type on the terms provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The U.S. Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY
THE LAW OF THE STATE OF NEW YORK.

                                     COOPER-STANDARD AUTOMOTIVE INC.

                                     By________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT K

                               FORM OF ASSIGNMENT
                                       AND
                             ASSUMPTION AGREEMENT(1)

            This Assignment and Assumption Agreement (this "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item [1][2] below ([the] [each, an]
"Assignor") and [the] [each] Assignee identified in item 2 below ([the] [each, an] "Assignee"). [It is understood and agreed that the rights and obligations of such [Assignees][and Assignors] hereunder are several and not joint.]
Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented and/or otherwise modified from time to time, the "Credit
Agreement"). The Standard Terms and Conditions for Assignment and Assumption
Agreement set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this
Assignment as if set forth herein in full.

            For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from [the][each] Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as
of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of [the][each] Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the [respective] Assignor's outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans)
([the] [each, an] "Assigned Interest"). [Each] [Such] sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment, without representation or warranty by [the][any] Assignor.

[1.   Assignor:              __________________________

2.    Assignee:              __________________________](2)

_____________________

(1)   This Form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

(2)   If the form is used for a single Assignor and Assignee, items 1 and 2 should list the Assignor and the Assignee, respectively. In the case of an assignment to funds managed by the same or related investment managers, or an assignment by multiple Assignors, the Assignors and the Assignee(s)
      should be listed in the table under bracketed item 2 below.

                                                                  (continued...)

                                                                       Exhibit K
                                                                          Page 2

[1][3]. Credit Agreement:    Credit Agreement, dated as of December 23, 2004,
                             among CSA Acquisition Corp., the Cooper-Standard
                             Automotive Inc., Cooper-Standard Automotive Canada
                             Limited, the lenders from time to time party
                             thereto, Lehman Commercial Paper Inc., as
                             Syndication Agent, Goldman Sachs Credit Partners
                             L.P., UBS Securities LLC and The Bank of Nova
                             Scotia, as Co-Documentation Agents, and Deutsche
                             Bank Securities Inc. and Lehman Brothers Inc, as
                             Joint Lead Arrangers and Joint Bookrunners, and
                             Deutsche Bank Trust Company Americas, as
                             Administrative Agent (as amended, supplemented
                             and/or modified from time to time).

[2. Assigned Interest:(3)

                                           Aggregate Amount
                                                  of
                                           Commitment/Loans        Amount of
                                            under Relevant      Commitment/Loans
                            Tranche          Tranche for         under Relevant
  Assignor     Assignee     Assigned(4)      all Lenders        Tranche Assigned
--------------------------------------------------------------------------------
  [Name of     [Name of
  Assignor]    Assignee]                      __________           __________

  [Name of     [Name of
  Assignor]    Assignee]                      __________           __________

_______________
(...continued)

(3)   Insert this chart if this Form of Assignment and Assumption Agreement is being used for assignments to funds managed by the same or related investment managers or for an assignment by multiple Assignors. Insert additional rows as needed.

(4)   For complex multi-tranche assignments a separate chart for each tranche should be used for ease of reference

                                                                       Exhibit K
                                                                          Page 3

[4. Assigned Interest:(5)

                                Aggregate Amount of
                          Commitment/Loans under Relevant             Amount of Commitment/Loans
 Tranche Assigned             Tranche for all Lenders              under Relevant Tranche Assigned
-----------------------------------------------------------------------------------------------------

[__] Term Loans(6)    [U.S.] [(Cnd.]$] [(euro)]______________    [U.S.] [(Cnd.]$][(euro)]____________
-----------------------------------------------------------------------------------------------------
  Revolving Loan
    Commitment/
  Revolving Loans     [[U.S.] [Cnd.]$][(euro)]______________     [[U.S.] [(Cnd.]$][(euro)]___________

Effective Date ___________, ____, 200__.

ASSIGNOR[S] INFORMATION                     ASSIGNEE[S] INFORMATION
-----------------------                     -----------------------

Payment Instructions:    _________________  Payment Instructions:    ___________________

                         _________________                           ___________________

                         _________________                           ___________________

                         _________________                           ___________________

                         Reference:_______                           Reference:_________

Notice Instructions:     _________________  Notice Instructions:     ___________________

                         _________________                           ___________________

                         _________________                           ___________________

                         _________________                           ___________________

                         Reference:_______                           Reference:_________

The terms set forth in this Assignment are hereby agreed to:

____________

(5)   Insert this chart if this Form of Assignment and Assumption Agreement is being used by a single Assignor for an assignment to a single Assignee.

(6)   Insert rows for additional Tranches of Term Loans as needed.

                                                                       Exhibit K
                                                                          Page 4

ASSIGNOR                             ASSIGNEE
[NAME OF ASSIGNOR]                   [NAME OF ASSIGNEE](7)

By:______________________________       By:______________________________
   Name:                                   Name:
   Title:                                  Title:

__________________

(7)   Add additional signature blocks, as needed, if this Form of Assignment and
      Assumption Agreement is being used by funds managed by the same or related investment managers.

                                                                       Exhibit K
                                                                          Page 5

[Consented to and](8) Accepted:

[DEUTSCHE BANK TRUST COMPANY AMERICAS],
     as Administrative Agent

By:_________________________
   Name:
   Title:

[COOPER-STANDARD AUTOMOTIVE INC.]

By:_________________________
   Name:
   Title:](9)

[NAME OF EACH LETTER OF CREDIT ISSUER],
    as Issuing Lender

By:_________________________
    Name:
    Title:](10)

____________

(8)   Insert only if assignment is being made to an Eligible Transferee pursuant to Section 13.04(b)(y) of the Credit Agreement and, in any event, excluding assignments by the Agents as part of the primary syndication of the Loans and Commitments. Consent of the Administrative Agent shall not be unreasonably withheld or delayed.

(9)   Insert only if (i) no Default or Event of Default is then in existence,
      (ii) the assignment is being made to an Eligible Transferee pursuant to
      13.04(b)(y) of the Credit Agreement and (iii) assignment is not being made as part of the primary syndication of the Loans and Commitments. Consent of the U.S. Borrower shall not be unreasonably withheld or delayed.

(10)  Insert for any assignment of a Revolving Loan Commitment (other than a
      U.S. Borrower Dual Currency Revolving Loan Commitment) pursuant to clause
      (x) or (y) of Section 13.04(b) of the Credit Agreement.

                                                                       Exhibit K
                                                                          Page 6

[[DEUTSCHE BANK TRUST COMPANY AMERICAS],
    as Swingline Lender

By:_________________________
   Name:
   Title:

By:_________________________
   Name:
   Title:](11)

____________

(11)  Insert for any assignment of a Dollar Facility Revolving Loan Commitment pursuant to clause (x) or (y) of Section 13.04(b) of the Credit Agreement.

                                                                         ANNEX I
                                                                              TO
                                                                       EXHIBIT K

                         COOPER-STANDARD AUTOMOTIVE INC.
                    COOPER-STANDARD AUTOMOTIVE CANADA LIMITED

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

            1.    Representations and Warranties.

            1.1.  Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [its] Assigned Interest,
(ii) [the] [its] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto (other than this Assignment) or any collateral thereunder, (iii) the financial condition of Holding or any of its Subsidiaries or affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings or any of its Subsidiaries or affiliates or any other
Person of any of their respective obligations under any Credit Document.

            1.2.  Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii)
confirms that it is (A) a Lender, (B) a parent company and/or an affiliate of
[the][each] Assignor which is at least 50% owned by [the][each] Assignor or its parent company, (C) a fund that invests in bank loans and is managed by the same investment advisor as a Lender, by an affiliate of such investment advisor or by a Lender or (D) an Eligible Transferee under Section 13.04(b) of the Credit
Agreement; (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the][its] Assigned
Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 9.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase [the][its] Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, it has attached to this Assignment any tax documentation required to be delivered by it pursuant to the terms of the
Credit Agreement, duly completed and executed by it; (b) agrees that it will, independently and without reliance upon the Administrative Agent, [the][each]
Assignor,

                                                                         Annex I
                                                                    To Exhibit K
                                                                          Page 2

or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes each of the Administrative Agent, the Syndication Agent, the Co-Documentation Agents,
the Collateral Agent and each other Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other
Credit Documents as are delegated to or otherwise conferred upon the
Administrative Agent, the Syndication Agent, the Co-Documentation Agents, the
Collateral Agent and such other Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a
Lender.

            2.    Payment. From and after the Effective Date, the Administrative
Agent shall make all payments in respect of [the] [each] Assigned Interest
(including payments of principal, interest, fees, commissions and other amounts)
to [the][each] Assignor for amounts which have accrued to but excluding the
Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

            3.    Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date, (i)
[the][each] Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) [the][each] Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit
Documents.

            4.    General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE
OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5.1401 OF THE GENERAL
OBLIGATIONS LAW).

                                   *   *   *

                                                                       EXHIBIT O

               FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

                             [Name(s) of Lender(s)]

Cooper-Standard Holdings Inc. (f/k/a CSA Acquisition Corp.)
[address]

[Cooper-Standard Automotive Inc.][Cooper-Standard Automotive Canada Limited]
[address]

Re: Incremental Term Loan Commitments

Ladies and Gentlemen:

            Reference is hereby made to the Credit Agreement, dated as of
December 23, 2004, among Cooper-Standard Holdings Inc. (f/k/a CSA Acquisition
Corp.) ("Holdings"), Cooper-Standard Automotive Inc. (the "U.S. Borrower"),
Cooper-Standard Automotive Canada Limited (the "Canadian Borrower" and, together with the U.S. Borrower, the "Borrowers"), the Lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent (the
"Administrative Agent"), Lehman Commercial Paper Inc., as Syndication Agent (the
"Syndication Agent"), Goldman Sachs Credit Partners L.P., UBS Securities LLC and
The Bank of Nova Scotia, as Co-Documentation Agents (collectively, the
"Co-Documentation Agents"), and Deutsche Bank Securities Inc. and Lehman
Brothers Inc., as Joint Lead Arrangers and Book Runners (collectively, the
"Joint Lead Arrangers") (as amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

            Each Lender (each, an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the
Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan
Commitment"). Each Incremental Term Loan Commitment provided pursuant to this
Agreement shall be subject to all of the terms and conditions set forth in the
Credit Agreement, including, without limitation, Sections 2.01(d) and 2.15 thereof.

            Each Incremental Term Loan Lender, Holdings, [the U.S. Borrower][the
Canadian Borrower] (the "Incremental Term Loan Borrower") and the Administrative
Agent acknowledge and agree that the Incremental Term Loan Commitments provided pursuant to this Agreement shall constitute Incremental Term Loan Commitments of the respective Tranche specified in Annex I attached hereto and, upon the incurrence of Incremental Term Loans pursuant to such Incremental Term Loan
Commitments, shall constitute Incremental Term Loans under such specified
Tranche for all purposes of the Credit Agreement and the other applicable Credit
Documents. Each Incremental Term Loan Lender, Holdings, the Incremental Term
Loan Borrower and the Administrative Agent further agree that, with respect to the Incremental Term Loan Commitment provided by each Incremental Term Loan
Lender pursuant to this Agreement, such Incremental Term Loan Lender shall receive from Holdings and/or the Incremental Term Loan Borrower such upfront fees, unutilized commitment fees and/or other fees, if any, as may

                                                                       Exhibit O
                                                                          Page 2

be separately agreed to in writing with Holdings and/or the Incremental Term
Loan Borrower and acknowledged by the Administrative Agent, all of which fees shall be due and payable to such Incremental Term Loan Lender on the terms and conditions set forth in each such separate agreement.

            Furthermore, each of the parties to this Agreement hereby agree to the terms and conditions set forth on Annex I hereto in respect of each
Incremental Term Loan Commitment provided pursuant to this Agreement.

            Each Incremental Term Loan Lender party to this Agreement, to the extent not already a party to the Credit Agreement as a Lender thereunder, (i)
confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit
Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents, (iv) appoints and authorizes the Administrative
Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the
case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender[, and (v) in the case of each Incremental Term Loan Lender organized under the laws of a jurisdiction outside the United States, attaches the forms and/or
Certificates referred to in Section 5.04(b) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from United
States withholding taxes with respect to all payments to be made to it by the
Incremental Term Loan Borrower under the Credit Agreement and the other Credit
Documents.](1) [Each Lender providing a Canadian Dollar Denominated Incremental
Term Loan represents and warrants to the Borrowers that such Lender is a
Canadian Resident.] (2)

            Upon the date of (i) the execution of a counterpart of this
Agreement by each Incremental Term Loan Lender, the Administrative Agent,
Holdings, the Incremental Term Loan Borrower and [each Guarantor](3)[each U.S.
Subsidiary Guarantor](4), (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile) hereof, (iii) the payment of any fees then due and payable in connection herewith and (iv) the satisfaction of any other conditions precedent set forth in Section 10 of Annex
I hereto (such date, the

____________

(1)   Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

(2)   Insert if the Canadian Borrower is the Incremental Term Loan Borrower.

(3)   Insert if the Canadian Borrower is the Incremental Term Loan Borrower.

(4)   Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

                                                                       Exhibit O
                                                                          Page 3

"Agreement Effective Date"), each Incremental Term Loan Lender party hereto (i)
shall be obligated to make the Incremental Term Loans provided to be made by it as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (ii) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

            The Incremental Term Loan Borrower acknowledges and agrees that (i)
it shall be liable for all Obligations with respect to the Incremental Term Loan
Commitments provided hereby including, without limitation, all Incremental Term
Loans made pursuant thereto, and (ii) all such Obligations (including all such
Incremental Term Loans) shall be entitled to the benefits of the [Security
Documents and each Guaranty](5)[U.S. Security Documents, the Holdings Guaranty
and the U.S. Subsidiaries Guaranty](6).

            [Each Guarantor](7)[Each of Holdings and each U.S. Subsidiary
Guarantor](8) acknowledges and agrees that all Obligations with respect to the
Incremental Term Loan Commitments provided hereby and all Incremental Term Loans made pursuant thereto shall (i) be fully guaranteed pursuant to the respective
Guaranties as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the respective Security Documents as, and to the extent, provided therein and in the Credit Agreement.

            Attached hereto as Annex II are true and correct copies of officer's certificates, board of director resolutions and good standing certificates of the Credit Parties required to be delivered pursuant to clause (z) of the definition of "Incremental Term Loan Commitment Requirements" appearing in
Section 1 of the Credit Agreement.

            [Attached hereto as Annex III [is an opinion] [are opinions] of
[insert name or names of counsel, including in-house counsel, who will be delivering opinions], counsel to the respective Credit Parties, delivered as required pursuant to clause (z) of the definition of "Incremental Loan
Commitment Requirements" appearing in Section 1 of the Credit Agreement.]

            Attached hereto as Annex IV is the officer's certificate required to be delivered pursuant to clause (x) of the definition of "Incremental Term Loan
Commitment Requirements" appearing in Section 1 of the Credit Agreement (i)
certifying that the conditions set forth in clauses (v) and (w) of the definition of "Incremental Term Loan Commitment Requirements" appearing in
Section 1 of the Credit Agreement have been satisfied (together with calculations demonstrating same (where applicable) in reasonable detail) and
(ii) setting forth which provisions of the Senior Notes Indenture and the Senior
Subordinated Notes Indenture the respective incurrence of Incremental Term Loans will be justified under and demonstrating in

____________

(5)   Insert if the Canadian Borrower is the Incremental Term Loan Borrower.

(6)   Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

(7)   Insert if the Canadian Borrower is the Incremental Term Loan Borrower.

(8)   Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

                                                                       Exhibit O
                                                                          Page 4

reasonable detail that the full amount of such Incremental Term Loans may be incurred in accordance with, and will not violate the provisions of the Senior
Notes Indenture and the Senior Subordinated Notes Indenture.

            The Obligations to be incurred pursuant to the Incremental Term Loan
Commitments provided hereunder are in accordance with, will not violate the provisions of, and will constitute "Senior Indebtedness" and "Designated Senior
Indebtedness" for the purpose of the Senior Subordinated Notes Indenture.

            You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on ____________, _____. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed canceled.

            After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

            In the event of any conflict between the terms of this Agreement and those of the Credit Agreement, the terms of the Credit Agreement shall control.

                                      *****

                                                                       Exhibit O
                                                                          Page 5

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE LAW OF THE STATE OF NEW YORK.

                                     Very truly yours,

                                     [NAME OF EACH INCREMENTAL TERM LOAN LENDER]

                                     By__________________________
                                       Name:
                                       Title

Agreed and Accepted
this ___ day of __________, ____:

COOPER-STANDARD HOLDINGS INC.
(f/k/a CSA ACQUISITION CORP.)

By: ________________________
    Name:
    Title:

[NAME OF INCREMENTAL TERM LOAN BORROWER]

By: ________________________
    Name:
    Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
    as Administrative Agent

By: ________________________
    Name:
    Title:

By: ________________________
    Name:
    Title:

                                                                       Exhibit O
                                                                          Page 6

[Each Guarantor](9)[Each U.S. Subsidiary Guarantor](10) acknowledges and agrees to each of the foregoing provisions of this Incremental Term Loan Commitment
Agreement and to the incurrence of the Incremental Term Loans to be made pursuant thereto.

[EACH OTHER GUARANTOR], as a Guarantor

By: ________________________
    Name:
    Title:

____________

(9)   Insert if the Canadian Borrower is the Incremental Term Loan Borrower.

(10)  Insert if the U.S. Borrower is the Incremental Term Loan Borrower.

                                                                         ANNEX I
                                                                              to
                                                                       EXHIBIT O

                            TERMS AND CONDITIONS FOR
                   INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

                         Dated as of _____________, ____

1.    Name of Incremental Term Loan Borrower:

2.    Incremental Term Loan Commitment Amounts (as of the Agreement Effective
      Date):
                                                 Amount of Incremental Term Loan
 Names of Incremental Term Loan Lenders                    Commitment
 --------------------------------------          -------------------------------

Total:(1)

3.    Designation of Tranche of Incremental Term Loan Commitments (and
      Incremental Term Loans to be funded thereunder)(2):

4.    Indicate the Incremental Term Loan Borrowing Date:

5.    Incremental Term Loan Maturity Date:(3)

____________

(1)   Specify the relevant currency (i.e., U.S. Dollars, Euros or Canadian
      Dollars) of the requested Tranche of Incremental Term Loans. The aggregate amount of each Tranche of Incremental Term Loan Commitments must be at least (x) U.S.$25,000,000 (or, (i) in the case of Incremental Term Loan
      Commitments denominated in Euros, (euro)20,000,000 or (ii) Cdn.$5,000,000, in the case of Incremental Term Loan Commitments denominated in Canadian
      Dollars). Whether or not a U.S. Dollar Denominated Incremental Term Loan
      will be subject to Canadian withholding tax will need to be determined at the time that such loan is contemplated based upon the related proposed terms and conditions.

(2)   Designate the respective Tranche for such Incremental Term Loan
      Commitments.

(3)   Insert Maturity Date for the Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder, provided that (i) such Incremental Term Loan Maturity Date shall be no earlier than the Tranche C Term Loan Maturity Date (or, in the case of
      Incremental Term Loans denominated in Canadian Dollars, the Tranche A Term
      Loan Maturity Date) and (ii) in the event the Incremental Term Loan

                                                                  (continued...)

                                                                         Annex I
                                                                          Page 2

7.    Dates for, and amounts of, Incremental Term Loan Scheduled Repayments:(4)

8.    Applicable Margins:(5)

9.    The proceeds of the Incremental Terms to be provided hereunder are to be used for:(6)

10.   Other Conditions Precedent:(7)

11.   Notice Office:(8)

________________
(...continued)

      Commitments to be provided pursuant to this Agreement are to be added to
      (and form a part of) an existing Tranche of Term Loans, the Incremental
      Term Loan Maturity Date for the Incremental Term Loans to be incurred pursuant to such Incremental Term Loan Commitments shall be the same
      Maturity Date as for such existing Tranche of Term Loans.

(4)   Set forth the dates for Incremental Term Loan Scheduled Repayments and the principal amount (expressed as a numerical amount or as a percentage of the aggregate amount of Incremental Term Loans to be incurred pursuant to the Incremental Term Loan Commitments provided hereunder), provided that
      (i) to the extent the Incremental Term Loan Commitments being provided hereunder constitute a new Tranche of Term Loans, the Weighted Average
      Life to Maturity of such new Tranche shall be no less than the Weighted
      Average Life to Maturity as then in effect for the Tranche C Term Loans
      (or, in the case of Incremental Term Loans denominated in Canadian
      Dollars, the Tranche A Term Loans) and (ii) in the event the Incremental
      Term Loan Commitments to be provided hereunder are to be added to (and form a part of) an existing Tranche of Term Loans, (x) the Incremental
      Term Loan Scheduled Repayments for such Incremental Term Loans shall be the same (on a proportionate basis) as is theretofore applicable to the existing Tranche of Term Loans to which such new Incremental Term Loans are being added and (y) such Incremental Term Loans shall have the same
      Incremental Term Loan Scheduled Repayment Dates.

(5)   Insert the Applicable Margins that shall apply to the Incremental Term
      Loans being provided hereunder, provided in the event the Incremental Term
      Loan Commitments to be provided hereunder are to be made under (and form a part of) an existing Tranche of Term Loans, the Incremental Term Loans to
      be incurred pursuant to such Incremental Term Loan Commitments shall have the same Applicable Margins applicable to such existing Tranche of Term
      Loans.

(6)   Designate the specific use of the proceeds of the applicable Incremental
      Term Loans as provided in Section 9.11(a)(ii) of the Credit Agreement.

(7)   Insert any additional conditions precedent which may be required to be satisfied prior to the Agreement Effective Date.

                                                                         Annex I
                                                                          Page 3

12.   Payment Office:(9)

13.   Minimum Borrowing Amount:(10)

14.   Minimum Voluntary Prepayment Amount under Section 5.01(ii) of the Credit
      Agreement:(11)

[15.  The U.S. Borrower agrees to pay compensation as, and to the extent, provided in the last paragraph of Section 2.15(c) of the Credit
      Agreement.](12)

_______________
(...continued)

(8)   The Notice Office for Incremental Term Loans incurred by the Incremental
      Term Loan Borrower shall be as set forth in the definition of "Notice
      Office" in Section 1 of the Credit Agreement.

(9)   The Payment Office for Incremental Term Loans incurred by the Incremental
      Term Loan Borrower shall be as set forth in the definition of "Payment
      Office" in Section 1 of the Credit Agreement.

(10)  The Administrative Agent shall designate the Minimum Borrowing Amount for the respective Tranche of Incremental Term Loans, pursuant to the definition of "Minimum Borrowing Amount" in Section 1 of the Credit
      Agreement.

(11)  The Administrative Agent shall designate the minimum amount for partial voluntary prepayments pursuant to Section 5.01(ii) of the Credit Agreement for the respective Tranche of Incremental Term Loans.

(12)  Insert if the respective Incremental Term Loan Commitments are to be added to (and form a part of) an existing Tranche of Term Loans.